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                                                                Redacted Version






                                          AGREEMENT

                                       BY AND BETWEEN

                                  RGENE THERAPEUTICS, INC.

                                             AND

                                LABORATOIRES FOURNIER S.C.A.

                                  DATED AS OF MAY 28, 1996


     [*] = omitted, confidential material, which material has been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.
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                                                                Redacted Version




                                TABLE OF CONTENTS



1.0    Definitions .......................................................   2

2.0    License Grant .....................................................   8

3.0    FOURNIER Due Diligence ............................................   9

4.0    Regulatory Approval ...............................................  10

5.0    Manufacturing .....................................................  13

6.0    Payments And Royalties ............................................  20

7.0    Improvements ......................................................  23

8.0    Confidentiality ...................................................  24

9.0    Enforcement .......................................................  26

10.0   Patents and Inventions ............................................  30

11.0   Term ..............................................................  30

12.0   Assignment ........................................................  32

13.0   Indemnity .........................................................  32

14.0   Miscellaneous Provisions ..........................................  33

15.0   Representations and Warranties ....................................  36
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                                    AGREEMENT

     This Agreement ("AGREEMENT"), effective as of the 28th day of May, 1996, is entered into by and between RGENE Therapeutics, Inc., a corporation organized under the laws of the State of Delaware and having its principal place of business at 2170 Buckthorne Place, #230, The Woodlands, Texas 77380, U.S.A. (hereinafter "RGENE"), and Laboratoires Fournier S.C.A., a corporation organized under the laws of France and having its principal place of business at 42 rue de Longvic, 21300 Chenove, France (hereinafter "FOURNIER").

     WHEREAS, the Board of Regents (hereinafter the "BOARD") of The University of Texas System is the owner of certain patent and technology rights relating to E1A subject matter disclosed and/or claimed in European Patent Application No. EP 92 90 2782.9 for "Method and Compositions for the Suppression of neu Mediated Transformation" and International Patent Application PCT/US94/13868.

     WHEREAS, the BOARD, through an agreement effective as of March 1, 1994, granted RGENE an exclusive, world-wide license to the E1A subject matter with the right to grant sublicenses consistent with the March 1, 1994 agreement.

     WHEREAS, The University of Tennessee Research Corporation (hereinafter "UTRC") and McMaster University (hereinafter "McMaster") jointly own certain patent and technology rights to the cationic lipid subject matter disclosed and/or claimed in European Patent Application No. EP 92 92 0321.4.

     WHEREAS, UTRC has the exclusive right to commercialize the cationic lipid subject matter, including the right to grant licenses to any PERSON (as defined below), through an agreement entered into between UTRC and McMaster effective as of May 25, 1992.

     WHEREAS, UTRC has granted RGENE exclusive rights with respect to the LICENSED FIELDS (as defined below), including the right to sublicense such rights to any PERSON, through an agreement effective October 12, 1995, as amended by the First Amended and Restated License Agreement Between The University of Tennessee Research Corporation and RGENE Therapeutics, Inc. executed by UTRC and RGENE on December 6, 1995 and December 8, 1995, respectively.

     WHEREAS, Argus Pharmaceuticals, Inc. (now known as Aronex Pharmaceuticals, Inc.) obtained certain rights to UTRC's cationic lipid subject matter
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from UTRC under an agreement dated November 1, 1993 with the right to sublicense such technology to any PERSON.

     WHEREAS, Argus Pharmaceuticals, Inc. granted RGENE an exclusive license with respect to UTRC's rights to the cationic lipid subject matter by an agreement entered into between Argus Pharmaceuticals, Inc. and RGENE effective as of April 6, 1994.

     WHEREAS, FOURNIER desires to obtain the right to use, develop, have developed, market, have marketed, sell, or have sold, and a limited right to make or have made, LICENSED E1A PRODUCTS in the LICENSED TERRITORY (as those terms are defined below).

     NOW, THEREFORE, in consideration of the premises, the mutual covenants recited herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

     1.0 DEFINITIONS

     For the purposes of this AGREEMENT, the following terms shall have the meanings indicated (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

          1.01 (A) AFFILIATE shall mean, with respect to any PERSON, any other PERSON which, directly or indirectly, controls, is controlled by, or is under common control with such PERSON or any AFFILIATE of such PERSON pertaining to the subject matter of this AGREEMENT. "Control" shall mean ownership of fifty percent (50%) or more of the issued share capital or the legal power to cause the direction of the general management and policies of the entity in question.

               (B) PERSON shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity, or GOVERNMENTAL AUTHORITY.

          1.02 AFFILIATE SUBLICENSE shall mean a sublicense granted by FOURNIER under this AGREEMENT to an AFFILIATE of FOURNIER. AFFILIATE SUBLICENSEE shall mean any sublicensee of FOURNIER under this AGREEMENT who is an AFFILIATE of FOURNIER.

          1.03 ASSOCIATE SUBLICENSE shall mean a sublicense granted by FOURNIER under this AGREEMENT that provides for FOURNIER to receive as consideration anything of value in lieu of money. ASSOCIATE SUBLICENSEE shall


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mean any sublicensee of FOURNIER under an ASSOCIATE SUBLICENSE. Notwithstanding the foregoing, if a sublicensee qualifies as both an AFFILIATE SUBLICENSEE and an ASSOCIATE SUBLICENSEE, such sublicensee shall be deemed an AFFILIATE SUBLICENSEE for all purposes, and the sublicense granted to such sublicensee shall be considered an AFFILIATE SUBLICENSE.

          1.04 DEVELOPMENT COMMITTEE shall mean a joint committee of PERSONS appointed by each of RGENE and FOURNIER, which committee shall recommend guidelines and strategy for developing and improving the LICENSED E1A PRODUCT in the LICENSED TERRITORY and the United States. RGENE and FOURNIER shall each be entitled to appoint three (3) PERSONS to the DEVELOPMENT COMMITTEE. THE DEVELOPMENT COMMITTEE shall be established within sixty (60) days after the effective date of this AGREEMENT, and may make non-binding recommendations concerning the strategy for developing and improving the LICENSED E1A PRODUCT in the LICENSED TERRITORY and the United States.

          1.05 LICENSED E1A SUBJECT MATTER shall mean any inventions disclosed and/or claimed, and related LICENSED TECHNOLOGY and LICENSED PATENT RIGHTS, relating to the tumor suppressor E1A gene described in European Patent Application No. EP 92 90 2782.9, and International Patent Application PCT/US94/13868, and IMPROVEMENTS thereto subject to Sections 7.01 and 7.02 hereof.

          1.06 LICENSED CATIONIC LIPID SUBJECT MATTER shall mean any inventions disclosed and/or claimed, and related LICENSED TECHNOLOGY and LICENSED PATENT RIGHTS, relating to the cationic lipid subject matter described in European Patent Application No. EP 92 92 0321.4, and IMPROVEMENTS thereto subject to Sections 7.01 and 7.02 hereof.

          1.07 LICENSED E1A PRODUCT shall mean any method, product or composition, any part of which comprises LICENSED E1A SUBJECT MATTER with or without the LICENSED CATIONIC LIPID SUBJECT MATTER.

          1.08 LICENSED FIELD shall mean: (A) with respect the LICENSED E1A SUBJECT MATTER, any method, product or composition and fields of use of the LICENSED E1A SUBJECT MATTER, including all human and veterinary therapeutics, prophylactic, and diagnostic applications of the LICENSED E1A SUBJECT MATTER; and (B) with respect to the LICENSED CATIONIC LIPID SUBJECT MATTER, use of the LICENSED CATIONIC LIPID SUBJECT MATTER


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in combination with the LICENSED E1A PRODUCT for therapeutic and prophylactic applications of the LICENSED E1A SUBJECT MATTER for all cancers, [*]. LICENSED FIELD shall be extended to include the excluded cancers if and when RGENE obtains a license to such cancers which RGENE has the right to sublicense. The sale for research purposes of cationic lipid(s), reagent(s), and/or other products based upon or incorporating the LICENSED CATIONIC LIPID SUBJECT MATTER shall also be excluded from the LICENSED FIELD. RGENE shall use its best good-faith efforts that are commercially reasonable to have the excluded cancers included within the LICENSED FIELD, and shall promptly notify FOURNIER in writing as soon as RGENE has obtained the rights necessary to include the excluded cancers within the LICENSED FIELD. Any cost or expense necessary to include such excluded cancers in the LICENSED FIELD shall be borne solely by RGENE.

          1.09 LICENSED TERRITORY shall mean the countries set forth in Appendix A hereto.

          1.10 LICENSED PATENT RIGHTS shall mean the inventions described and claimed in European Patent Application Nos. EP 92 90 2782.9 and EP 92 92 0321.4, and International Patent Application PCT/US94/13868, together with any divisions, continuations, substitution or other applications based thereon, any patents issuing thereon or extensions thereof, any and all counterparts corresponding thereto listed in Appendix B hereto, including foreign counterpart patent applications, issued foreign patents and amendments thereto, in the LICENSED TERRITORY, which claim priority from, establishes the priority claim for, or shares a common priority claim with, either European Patent Application No. EP 92 90 2782.9, European Patent Application No. EP 92 92 0321.4 or the International Patent Application PCT/US94/13868, and any and all IMPROVEMENTS subject to Sections 7.01 and 7.02 hereof.

          1.11 LICENSED TECHNOLOGY shall mean any unpatented technical information or know-how now existing or developed during the term of this AGREEMENT relating to either LICENSED E1A SUBJECT MATTER or the LICENSED CATIONIC LIPID SUBJECT MATTER for use with the LICENSED E1A SUBJECT MATTER, including the technical information in all current and future patent applications, regulatory submissions to GOVERNMENTAL AUTHORITIES for the purposes of obtaining marketing approval, manuals, formulas, specifications, test data and procedures, flow charts, apparatus plans, papers, software, drawings, laboratory notebooks, and other information.


- --------
*      Confidential Treatment Requested


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          1.12 (A) IMPROVEMENT shall mean all developments in the LICENSED
PATENT RIGHTS or LICENSED TECHNOLOGY conceived or reduced to practice prior to any termination of this AGREEMENT, including any delivery system to which RGENE has access, whether or not patentable, which are invented, developed, or discovered relating to the LICENSED E1A SUBJECT MATTER or the LICENSED CATIONIC LIPID SUBJECT MATTER to the extent such IMPROVEMENT in the LICENSED CATIONIC LIPID SUBJECT MATTER is for use with the LICENSED E1A SUBJECT MATTER.

               (B) IMPROVEMENTS in which the BOARD has rights shall be treated as any other IMPROVEMENT under this AGREEMENT, except as specifically set forth in Article 7.0 hereof and shall include any inventions and discoveries which are IMPROVEMENTS under this AGREEMENT and are within the scope of either (i) the BOARD's pending applications, issued patents, and/or patent applications, whether domestic or foreign, and all divisionals, continuations, continuation-in-part, reissue, reexaminations or extensions thereof, and any letters patent that issue therefrom for the inventions disclosed in European Patent Application No. EP 92 90 2782.9 and International Patent Application PCT/US94/13868 or (ii) technology sponsored by RGENE under the supervision of Mien-Chie Hung, Ph.D., and developed in the Labatoires of either Mien-Chie Hung, Ph.D. or Gabriel Lopez-Berestein, M.D. at The University of Texas M.D. Anderson Cancer Center.

          1.13 NET SALES shall mean the sale of any LICENSED E1A PRODUCT by:

               (A) FOURNIER to a PERSON other than an AFFILIATE. If any separate consideration payable wholly in money, then NET SALES shall mean the aggregate gross selling price of such LICENSED E1A PRODUCT in the form in which such LICENSED E1A PRODUCT is sold, whether or not such LICENSED E1A PRODUCT is in final form (and without excluding therefrom any components or subassemblies thereof, whatever their origin). The distribution of free samples of LICENSED E1A PRODUCT by FOURNIER shall not exceed the normal practice of FOURNIER for its other products;

               (B) FOURNIER for consideration other than money. If any LICENSED E1A PRODUCT is sold for other than separate consideration payable wholly in money, then NET SALES shall be determined in good faith by FOURNIER by assuming that FOURNIER received the same NET SALES (as defined in Section 1.13(A) hereof) that would have been realized in a transaction with an unaffiliated buyer in an arm's length sale of such LICENSED E1A PRODUCT for money; and


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               (C) any AFFILIATE SUBLICENSEE or ASSOCIATE SUBLICENSEE. If any
LICENSED E1A PRODUCT is sold by any AFFILIATE, then such sale shall be considered a sale by FOURNIER.

               (D) NET SALES shall reflect the following deductions:

                   (i) usual and customary trade discounts and rebates actually given;

                   (ii) customary credits for claims, allowances, retroactive price reductions, returns, refunds, and recalls;

                   (iii) charges for packaging, transportation, handling, and insurance actually paid in connection with the LICENSED E1A PRODUCT; and

                   (iv) taxes, duties, customs, tariffs, and other charges or assessments imposed by GOVERNMENTAL AUTHORITIES and actually paid in connection with the LICENSED E1A PRODUCT.

               (E) In the event the LICENSED E1A PRODUCT is sold as a combination product containing one or more active components in addition to such LICENSED E1A PRODUCT, then NET SALES for such combination product shall be calculated by multiplying such NET SALES by the fraction A/(A+B), where A is the invoice price of the LICENSED E1A PRODUCT if sold separately and B is the total invoice price of any other active component(s) in the combination if sold separately by FOURNIER or an AFFILIATE. If the other active component or components in the combination are not sold separately by FOURNIER or an AFFILIATE of FOURNIER, NET SALES for the combination product shall be calculated by multiplying NET SALES of the combination by the fraction C/(C +D), where C is FOURNIER's or such AFFILIATE's total actual cost of the LICENSED E1A PRODUCT at the point of formulation into the combination product and D is FOURNIER's or such AFFILIATE's total actual cost of the other active component(s) included in the combination product.

         1.14 PARTY shall mean either RGENE or FOURNIER. PARTIES shall mean RGENE and FOURNIER.

         1.15 FISCAL YEAR shall mean the period from January 1 through December 31.

         1.16 PROPOSING PARTY shall have the meaning set forth in Section 7.04 hereof.


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         1.17 NON-PROPOSING PARTY shall have the meaning set forth in Section
7.04 hereof.

         1.18 SUPPLY AGREEMENT shall have the meaning set forth in Section 5.01 hereof.

         1.19 CONFIDENTIAL INFORMATION shall have the meaning set forth in
Section 8.01 hereof.

          1.20 DEVELOPMENT PLAN shall mean the plan made or agreed to by the DEVELOPMENT COMMITTEE, and any amendment thereto or modification thereof made or agreed to by the PARTIES, which plan in all cases shall not be binding upon the PARTIES.

         1.21 EMEA shall mean the European Medicines Evaluation Agency or any successor agency.

         1.22 FDA shall mean the United States Food and Drug Administration or any successor agency.

          1.23 GOVERNMENTAL AUTHORITY shall mean any federal, national, state, county or local governmental authority or quasi-governmental authority of the United States or any country within the LICENSED TERRITORY, or any subdivision, commission, department, branch, instrumentality, agency, or court thereof, including, without limitation, the FDA and the EMEA.

          1.24 ND shall mean any application made to the FDA or any other applicable GOVERNMENTAL AUTHORITY, seeking permission to test any LICENSED E1A PRODUCT.

         1.25 LICENSORS shall mean the BOARD, UTRC, McMaster, and Aronex Pharmaceuticals, Inc., or any of them.

          1.26 NDA shall mean any application made to the FDA or any other applicable GOVERNMENTAL AUTHORITY, seeking permission to market any LICENSED E1A PRODUCT.

          1.27 PLA shall mean any application made to the FDA or any other applicable GOVERNMENTAL AUTHORITY, seeking permission to license any LICENSED E1A PRODUCT.

         1.28 TRANSFER PRICE shall have the meaning set forth in Section 5.03(A) hereof. AGGREGATE TRANSFER PRICE shall mean the amount equal to


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the TRANSFER PRICE multiplied by the number of units of LICENSED E1A PRODUCT purchased or sold during a calendar quarter or FISCAL YEAR, as the case may be.

      2.0 LICENSE GRANT

          2.01 During the term of this AGREEMENT, RGENE hereby grants to FOURNIER, and FOURNIER hereby accepts, the exclusive right and license to use, develop, have developed, market, have marketed, sell, or have sold the LICENSED E1A PRODUCT in the LICENSED TERRITORY in the LICENSED FIELD upon the terms and conditions set forth in this AGREEMENT, and further subject to the royalty-free, non-exclusive and other rights held by the United States Government. RGENE also grants FOURNIER a limited right to make and have made the LICENSED E1A PRODUCT subject to the terms and conditions set forth in Sections 2.03 and 5.07 hereof.

          2.02 Right To Sublicense

               (A) FOURNIER shall have the right to sublicense or co-promote the license to any PERSON, subject to RGENE's approval (which approval shall not be unreasonably withheld by RGENE) and RGENE's underlying licenses from the LICENSORS. In the event that FOURNIER exercises its right to sublicense pursuant to this Section 2.02, FOURNIER acknowledges and agrees that: (i) such sublicense shall not relieve FOURNIER of any of its obligations under this AGREEMENT; (ii) subject to Section 11.02 hereof, any act or omission of a sublicensee of FOURNIER that would constitute a breach of this AGREEMENT if such act or omission had been taken or omitted by FOURNIER shall be considered an act or omission of FOURNIER; and (iii) no sublicense agreement shall expand or amend FOURNIER's rights or obligations under this AGREEMENT.

               (B) FOURNIER shall deliver to RGENE a true and correct copy of each sublicense agreement prior to execution by FOURNIER, a copy of the executed agreement, and any modification or termination thereof (excluding in each of the foregoing cases all financial terms contained therein), within thirty (30) days after such execution, modification, or termination.

          2.03 Limited Right To Manufacture LICENSED E1A PRODUCT

               (A) RGENE shall use its best efforts to revise its license agreements covering the LICENSED E1A PRODUCT to provide for FOURNIER to become the direct licensee of the LICENSED E1A PRODUCT in the LICENSED TERRITORY in the event RGENE's rights under any of the license agreements are


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terminated. If the applicable license rights granted to RGENE by the LICENSORS are terminated, then FOURNIER shall have the right to develop, produce, manufacture, and market the LICENSED E1A PRODUCT in the LICENSED TERRITORY in accordance with the terms of agreements FOURNIER has reached with the BOARD and UTRC. Acceptance of FOURNIER to become a direct licensee of the LICENSORS shall be as set forth in the letters from the LICENSORS dated May 22, 1996 and May 23, 1996, copies of which are attached hereto as Appendix E.

               (B) FOURNIER shall have a right to cure any default of RGENE that might cause any termination of RGENE's license rights from the LICENSORS.

          2.04 FOURNIER shall have the right to transfer the license granted pursuant to, and its rights and obligations under, this AGREEMENT: (i) as permitted by Section 2.02(A) hereof; (ii) to an AFFILIATE of FOURNIER; or (iii) in connection with the sale of all or substantially all of the business of FOURNIER or the sale of such business to which this AGREEMENT relates.

          2.05 RGENE makes no warranties that the LICENSED PATENT RIGHTS will prevent all PERSONS from marketing product(s) in the LICENSED TERRITORY in the LICENSED FIELD which would compete with the LICENSED E1A PRODUCT. Such occurrence shall not constitute a breach by RGENE of this AGREEMENT, and, in such case, FOURNIER shall not have any claim for damages under this AGREEMENT against RGENE, the BOARD or UTRC; provided, however, that in the event of such occurrence, the PARTIES shall promptly meet and negotiate in good faith any appropriate changes to this AGREEMENT in accordance with Section 9.05 hereof.

          2.06 FOURNIER shall not utilize the LICENSED TECHNOLOGY or the LICENSED PATENT RIGHTS for any purpose other than that encompassed by the license granted under this AGREEMENT.

      3.0 FOURNIER DUE DILIGENCE

          3.01 FOURNIER shall use its best good-faith efforts that are commercially reasonable in conducting clinical trials, obtaining regulatory approval, and marketing the LICENSED E1A PRODUCT in the LICENSED TERRITORY.

          3.02 FOURNIER shall use its best good-faith efforts that are commercially reasonable to bring one or more LICENSED E1A PRODUCTS to market in the LICENSED FIELD in the LICENSED TERRITORY. If RGENE, in good faith, reasonably believes that a market for the LICENSED E1A PRODUCT in


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the LICENSED TERRITORY and/or LICENSED FIELD is not being adequately penetrated by FOURNIER (or its AFFILIATES or sublicensees), then RGENE shall notify FOURNIER in writing as to this belief. The PARTIES shall then meet expeditiously and discuss measures to revise, if necessary, FOURNIER's marketing strategy. If the PARTIES mutually agree that a revision to FOURNIER's marketing strategy is required, then FOURNIER shall cooperate with RGENE to develop a revised marketing strategy that is commercially reasonable using best good-faith efforts. Subject to this Section 3.02 and Section 3.01 hereof, FOURNIER shall implement any such revised marketing strategy.

      4.0 REGULATORY APPROVAL

          4.01 FOURNIER Obligations

               (A) FOURNIER shall be responsible for diligently pursuing regulatory approval of the LICENSED E1A PRODUCT by GOVERNMENTAL AUTHORITIES in the LICENSED TERRITORY.

               (B) FOURNIER shall be responsible for conducting the clinical development of the LICENSED E1A PRODUCT in the LICENSED TERRITORY and funding all clinical trials in the LICENSED TERRITORY for the LICENSED E1A PRODUCT. FOURNIER shall use its best good-faith efforts that are commercially reasonable to diligently pursue the clinical trials in the LICENSED TERRITORY.

               (C) FOURNIER shall be responsible for preparation of the EMEA regulatory approval file.

               (D) If FOURNIER fails to fulfill its obligations under Section 4.01(B) hereof for a period of six (6) months without good cause, then, after the notice provisions of this AGREEMENT have been satisfied, in addition to any remedies available to RGENE for breach, RGENE's obligations as set forth in
Section 4.03(C) hereof shall cease.

          4.02 RGENE Obligations

               (A) RGENE and any sublicensee shall use their best good-faith efforts that are commercially reasonable in obtaining all requisite approvals of the LICENSED E1A PRODUCT by GOVERNMENTAL AUTHORITIES in the United States, including, without limitation, conducting the clinical trials required to be conducted in the United States.


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               (B) If RGENE sublicenses the development rights to the LICENSED
E1A PRODUCT in the United States, then RGENE's sublicensees shall (i) comply with the applicable terms and conditions of this AGREEMENT, including, without limitation, Sections 4.02(A) and 4.03 hereof, and (ii) use their best good-faith efforts that are commercially reasonable to develop and market the LICENSED E1A PRODUCT. Nothing contained in a sublicense agreement between RGENE and a sublicensee shall diminish the obligations of RGENE or the rights of FOURNIER under this AGREEMENT.

               (C) If RGENE or its sublicensees fail to fulfill the obligations under Section 4.02(A) or 4.02(B) hereof for a period of six (6) months without good cause, then, after the notice provisions of this AGREEMENT have been satisfied, in addition to any remedies available to FOURNIER for breach, FOURNIER's obligations as set forth in Section 4.03(C) hereof shall cease.

          4.03 Joint Development Strategy and Obligations

               (A) RGENE or its sublicensees shall be responsible for, and shall pay all costs and expenses arising out of and relating to, the preclinical studies and trials of the LICENSED E1A PRODUCT in the United States. FOURNIER or its sublicensees shall be responsible for, and shall pay all costs and expenses arising out of and relating to, the preclinical studies and trials of the LICENSED E1A PRODUCT in the LICENSED TERRITORY.

               (B) The LICENSED E1A PRODUCT shall be manufactured and developed by RGENE and any sublicensees to the highest ethical and professional standards and in accordance with Section 5.01 hereof, and coordinated with RGENE's preclinical and clinical development of the LICENSED E1A PRODUCT in the United States.

               (C) (i) All available information, findings, data, and files developed or maintained by a PARTY in connection with obtaining and/or maintaining regulatory approval of the LICENSED E1A PRODUCT shall be promptly made available, without charge, to the other PARTY upon request, but in no event later than thirty (30) days after receipt of such request. All such information, findings, data, and files shall be subject to the confidentiality provisions of
Article 8.0 hereof. Subject to the foregoing sentence, all available information under the control of a PARTY, whether generated in the United States, the LICENSED TERRITORY, or any other country outside the LICENSED TERRITORY, shall be accumulated in a "global file," and such information shall be the basis for submissions for approval in the United States, the LICENSED TERRITORY, or any other country outside the LICENSED TERRITORY.


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                   (ii) Each PARTY shall have complete access to the global
file, and shall have the right to refer to and cross-reference the other PARTY's submissions to GOVERNMENTAL AUTHORITIES, including, without limitation, any IND, NDA, PLA, and any revision or supplement thereto, consistent with the purpose of this AGREEMENT and the guidelines set forth in the DEVELOPMENT PLAN. Any data or information relied on by a PARTY in support of such submissions shall be appropriately documented and, if not contained in the global file, shall, subject to Sections 4.01(D) and 4.02(C) hereof, be made available to the other PARTY. The PARTIES agree to cooperate with all GOVERNMENTAL AUTHORITIES and, within their respective territories, to comply with all applicable requirements of such authorities necessary to allow a PARTY to rely on the other PARTY's data, submissions, or files used in support of a request for approval by such authorities.

                   (iii) Each PARTY shall continue to have access to the global file and, subject to Sections 4.01(D) and 4.02(C) hereof, the other PARTY's development information after termination of this AGREEMENT, unless such termination occurs as a result of the failure to meet the obligations set forth in Section 4.01, 4.02, or 4.03 hereof.

                   (iv) During the term of this AGREEMENT, each PARTY shall have a continuing obligation to use due diligence (but in no event later than seventy-two (72) hours after notification) in reporting to the other PARTY any adverse reactions associated with the use of the LICENSED E1A PRODUCT in animals or humans, and shall comply with all applicable requirements in reporting to the other PARTY and GOVERNMENTAL AUTHORITIES such adverse reaction. Each PARTY shall immediately transmit to the other PARTY any notice from any GOVERNMENTAL AUTHORITY that requires such PARTY to perform additional work or provide additional information regarding the LICENSED E1A PRODUCT or has a material impact on the marketability of the LICENSED E1A PRODUCT.

                   (v) The obligation to exchange information, findings, data, and files developed or maintained by a PARTY in connection with obtaining and/or maintaining regulatory approval of the LICENSED E1A PRODUCT shall extend to any AFFILIATE and sublicensee of such PARTY including, without limitation, any United States and Japanese sublicensees selected by RGENE.

                   (vi) A PARTY which fails to carry out its obligations as set forth in Section 4.01 or 4.02 hereof shall be denied access to the other PARTY's development information as set forth in Section 4.03(C) hereof.

                   (vii) The sublicensee of a PARTY shall have access to the information which is or should be contained in the global file to the same extent as such PARTY.

               (D) Each PARTY shall consult with the other PARTY regarding indications, taking into account feasibility and market data, and shall develop the LICENSED E1A PRODUCT in conjunction with the other PARTY consistent with the DEVELOPMENT PLAN. Nothing in this AGREEMENT shall prevent RGENE from utilizing its sole judgment with respect to the development strategy for the LICENSED E1A PRODUCT outside the LICENSED TERRITORY. RGENE's activities concerning the development strategy for the LICENSED E1A PRODUCT in the United States shall be consistent with RGENE's obligations under Section 4.02 hereof.

               (E) Development tasks necessary to obtain regulatory approval in the LICENSED TERRITORY shall be implemented consistent with the guidelines established by the DEVELOPMENT COMMITTEE. In case of disagreements, experts, mutually agreed upon by RGENE and FOURNIER, as well as the respective chief executive officers of the PARTIES, shall be consulted. In the case of a deadlock, the PARTIES shall request the opinion of regulatory authorities including, without limitation, Agence du Medicament and EMEA, or may mutually agree upon an expert to break such deadlock.

               (F) RGENE shall not take or fail to take any action that would prevent FOURNIER from undertaking any study that a GOVERNMENTAL AUTHORITY in the LICENSED TERRITORY may require or has approved.

      5.0 MANUFACTURING

          5.01 (A) Pursuant to the terms of the SUPPLY AGREEMENT to be negotiated in good faith by the PARTIES based on reasonable terms consistent with the needs of both PARTIES under this AGREEMENT, and agreed to by the PARTIES by such time as the final regulatory submissions are filed, RGENE shall:
(i) manufacture, compound, finish, package, and supply the LICENSED E1A PRODUCT, including, without limitation, Plasmid 1 and Plasmid 2 material, or cause such product to be manufactured, compounded, finished, packaged, and supplied, in strict compliance with the regulations, standards, and specifications of all applicable GOVERNMENTAL AUTHORITIES and regulatory submissions; (ii) not depart from such regulations, standards, specifications, and regulatory submissions without the prior written approval of each of such GOVERNMENTAL AUTHORITIES; and
(iii) not sell, distribute, or otherwise release, or cause to be sold, distributed or otherwise released, to FOURNIER, any AFFILIATE or sublicensee of FOURNIER, or any other

PERSON such LICENSED E1A PRODUCT that is not in full compliance with such regulations, standards, specifications, and regulatory submissions, including, without limitation, the appearance, composition, and quality of such LICENSED E1A PRODUCT. It is understood and agreed by the PARTIES that RGENE shall supply Plasmid 1 and Plasmid 2 material to FOURNIER in accordance with this Section 5.01, but in the event that Plasmid 2 material is not suitable for commercial purposes, then RGENE shall continue to supply Plasmid 1 material to FOURNIER.

          (B) RGENE may manufacture the LICENSED E1A PRODUCT itself or have the LICENSED E1A PRODUCT manufactured under contract by an AFFILIATE, sublicensee, or subcontractor of RGENE or any other PERSON who agrees to manufacture the LICENSED E1A PRODUCT. RGENE shall deliver to FOURNIER a true and correct copy of each agreement for the manufacture of the LICENSED E1A PRODUCT prior to its execution by RGENE, a copy of the executed agreement, and any modification or termination thereof, within thirty (30) days after such execution, modification, or termination. No delegation of its obligations under this Section 5.01 or any other provision of this AGREEMENT shall serve to relieve RGENE of its responsibilities hereunder, and, in connection with any such delegation, RGENE shall be solely responsible for the acts, commitments, and omissions by any of its AFFILIATES, sublicensees, and subcontractors and any PERSON with whom such AFFILIATES, sublicensees, and subcontractors contract or otherwise deal. RGENE shall use its best good-faith efforts that are commercially reasonable to obtain from any AFFILIATE, sublicensee, subcontractor, and other PERSON to whom RGENE delegates any obligation under this AGREEMENT a commitment or other agreement that shall provide for the imposition of penalties and other costs or expenses against such AFFILIATE, sublicensee, subcontractor, and other PERSON in the event of the failure by any one or all of them to comply with any provision of this AGREEMENT, including, without limitation, Sections 5.01 and 5.04 hereof. In the event that RGENE shall obtain any recovery from such AFFILIATE, sublicensee, subcontractor, or other PERSON under such commitment or other agreement, RGENE shall pay to FOURNIER a proportionate share of such recovery in an amount agreed to in good faith by the PARTIES, which share shall reflect the proportionate loss suffered by each PARTY.

          5.02 (A) Subject to Section 5.01 hereof, the pharmaceutical form of the LICENSED E1A PRODUCT to be supplied by or on behalf of RGENE to FOURNIER shall be:

                   (i) Packaged, ready-to-use vials of lyophilized adequate cationic lipids; and

                   (ii) Packaged and vialed, ready-to-use frozen plasmid material.

               (B) FOURNIER shall supply labelling materials for the LICENSED E1A PRODUCT appropriate for the LICENSED TERRITORY no later than thirty (30) days prior to (i) the date when such labelling materials are required in connection with the production of the LICENSED E1A PRODUCT or (ii) the date of RGENE's confirmation of FOURNIER's purchase order made pursuant to Section 5.04 hereof, whichever is later. Such labelling materials shall include the notation "Patent Pending" or the number of the appropriate patent or patents, as prescribed by the applicable GOVERNMENTAL AUTHORITY.

          5.03 Transfer Price

               (A) TRANSFER PRICE shall mean the unit price agreed to in good faith by RGENE and FOURNIER to be paid for the LICENSED E1A PRODUCT supplied by or on behalf of RGENE, whether used for development or commercial purposes, which price shall be no greater than RGENE's direct cost plus such part of indirect cost that pertains to quality assurance and control, to be determined by RGENE in conjunction with FOURNIER, but in no event shall such indirect cost exceed [*] of RGENE's direct cost. It is understood and agreed by the PARTIES that, in any FISCAL YEAR of commercial production, the aggregate of (i) the TRANSFER PRICE (multiplied by the number of units of LICENSED E1A PRODUCT sold by FOURNIER and its sublicensees) and (ii) the amount of the royalty payment shall in no instance be greater than the amount of the applicable percentage of NET SALES as set forth in the schedule under Section 6.04 hereof for said FISCAL YEAR.

                    (i) If, at the Phase II consensus conference, the aggregate of (1) the TRANSFER PRICE (multiplied by the number of units of LICENSED EPA PRODUCT sold by FOURNIER and its sublicensees) and (2) the amount of the royalty payment is projected for the first FISCAL YEAR of commercial production to exceed the amount of the applicable percentage of NET SALES set forth in the schedule under Section 6.04 hereof for said FISCAL YEAR, then RGENE shall have no further obligation to manufacture the LICENSED E1A PRODUCT for FOURNIER or its sublicensees. Additionally, FOURNIER shall, notwithstanding Section 5.07(B) hereof and in its sole discretion, immediately have the right to manufacture, have manufactured, develop, have developed, use, produce, and have

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                                      -15-
produced the LICENSED E1A PRODUCT, and RGENE shall immediately furnish to FOURNIER all manufacturing information, technology, and other know-how for the LICENSED E1A PRODUCT.

                    (ii) If in the first FISCAL YEAR of commercial production under this AGREEMENT, the aggregate of (1) the TRANSFER PRICE (multiplied by the number of units of LICENSED E1A PRODUCT sold by FOURNIER and its sublicensees) and (2) the amount of the royalty payment exceeds the amount of the applicable percentage of NET SALES set forth in the schedule under Section 6.04 hereof for said FISCAL YEAR, then, notwithstanding the foregoing, FOURNIER shall pay to RGENE, for said FISCAL YEAR only, for LICENSED E1A PRODUCT sold by FOURNIER and its sublicensees during said FISCAL YEAR an amount equal to the TRANSFER PRICE (multiplied by the number of units of LICENSED E1A PRODUCT sold by FOURNIER and its sublicensees), which amount shall not exceed [*] of NET SALES for said FISCAL YEAR. Any credit due to FOURNIER shall be taken in the subsequent FISCAL YEAR. There shall be no royalty payment owed by FOURNIER for said FISCAL YEAR under Section 6.04 hereof, and RGENE shall have no further obligation to manufacture the LICENSED E1A PRODUCT for FOURNIER or its sublicensees. Additionally, FOURNIER shall, notwithstanding Section 5.07(B) hereof and in its sole discretion, immediately have the right to manufacture, have manufactured, develop, have developed, use, produce, and have produced the LICENSED E1A PRODUCT, and RGENE shall immediately furnish to FOURNIER all manufacturing information, technology, and other know-how for the LICENSED E1A PRODUCT.

                    (iii) In the event FOURNIER exercises its right under
Section 5.03(A)(i) or (ii) hereof, RGENE shall have the opportunity to review FOURNIER's calculations of its cost to manufacture the LICENSED E1A PRODUCT, and any underlying financial documentation pertaining thereto, to validate said calculations.

               (B) On the date of the shipment of any LICENSED E1A PRODUCT to FOURNIER, RGENE shall forward to FOURNIER an invoice for the quantity of such LICENSED E1A PRODUCT in such shipment. Within thirty (30) days after its receipt of such invoice, FOURNIER shall pay to RGENE fifty percent (50%) of the amount of such invoice. FOURNIER shall, subject to Sections 5.03(C) and 5.05 hereof, pay the unpaid balance of such invoice after FOURNIER confirms delivery of such shipment by visual inspection, but in no event later than thirty (30)

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                                      -16-
days after delivery to the customs department in France or the applicable LICENSED TERRITORY.

               (C) If FOURNIER determines in good faith that any LICENSED E1A PRODUCT does not conform to the requirements of Section 5.01 hereof, then FOURNIER, in addition to any other remedies it may have under this AGREEMENT, shall have the right to return such LICENSED E1A PRODUCT and deduct from the invoice or any future invoice the AGGREGATE TRANSFER PRICE and all costs and expenses relating to such return.

          5.04 Purchase Orders

               (A) Purchase orders for LICENSED E1A PRODUCT, whether for development or commercial purposes, shall be governed by this Section 5.04, unless otherwise modified by the SUPPLY AGREEMENT negotiated by the PARTIES pursuant to Section 5.01 hereof, which agreement shall comply with the terms of this Article 5.0.

               (B) FOURNIER shall provide RGENE with a purchase order for its required clinical materials in 1996 and 1997 no later than sixty (60) days after the effective date of this AGREEMENT, and RGENE shall supply to FOURNIER such materials in the quantity and by the date specified in such purchase order. There shall be no penalty on the part of RGENE for its failure to provide such clinical materials, except in the case of gross negligence.

               (C) On or before November 30, 1996, or such later date to be ascertained upon obtaining additional technical information concerning the stability of the LICENSED E1A PRODUCT and manufacturing capacity, FOURNIER shall provide RGENE with a purchase order for clinical materials that FOURNIER reasonably estimates it will require in 1998. If RGENE fails to supply the clinical materials as specified in such purchase order, then RGENE shall pay to FOURNIER a penalty of [*] for late delivery, commencing thirty (30) days after the delivery date specified in such purchase order. RGENE shall have fulfilled its obligation to deliver the LICENSED E1A PRODUCT by the date specified in such purchase order by delivering such product by such date to customs in the applicable LICENSED TERRITORY and shall not be assessed any penalty under this
Section 5.04(C) or Section 5.04(D) hereof for a late shipment resulting from any delay in processing the

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                                      -17-

LICENSED E1A PRODUCT through customs in the applicable LICENSED TERRITORY, except where such delay is caused by RGENE or is within its control.

               (D) On or before November 30, 1997 and on or before November 30 of each subsequent FISCAL YEAR, or such later date to be ascertained upon obtaining additional technical information concerning the stability of the LICENSED E1A PRODUCT and manufacturing capacity, FOURNIER shall provide RGENE with a purchase order for clinical materials that FOURNIER reasonably estimates it will require in 1999 and each subsequent FISCAL YEAR commencing thirteen (13) months after such November 30, respectively. If RGENE fails to supply the clinical materials as specified in any purchase order, then RGENE shall pay to FOURNIER the penalty specified in Section 5.04(C) hereof, with the exception described in said section.

               (E) Purchase Order Changes

                   (i) RGENE agrees to use its best good-faith efforts to accommodate any changes in FOURNIER's purchase orders related to the quantity of LICENSED E1A PRODUCT and the date of delivery.

                   (ii) Subject to Sections 5.03(C), 5.04(D), 5.04(E)(i), and 5.04(E)(iv) hereof, FOURNIER shall remain liable for any payments due for a quantity of LICENSED E1A PRODUCT requested in an original purchase order, unless FOURNIER notifies RGENE in writing of a revision to such purchase order before the last date by which the manufacturer of such LICENSED E1A PRODUCT has specified in writing to FOURNIER that it can accept a change in the quantity of LICENSED E1A PRODUCT in such purchase order and thereby reduce FOURNIER's liability.

                   (iii) RGENE shall not be liable, and shall not be required to pay any penalty, for failing to deliver to FOURNIER quantities of LICENSED E1A PRODUCT which are sought by FOURNIER in excess of the amount requested in an original purchase order.

                   (iv) Notwithstanding any other provision of this AGREEMENT, RGENE and FOURNIER may mutually agree to a revised purchase order which shall supersede the original purchase order to which it relates.

          5.05 Title to and risk of loss for any shipment of LICENSED E1A PRODUCT, or components thereof, by RGENE or any of its AFFILIATES, sublicensees or subcontractors to FOURNIER or its sublicensees shall pass to FOURNIER upon receipt by FOURNIER or its sublicenses of such shipment after its passage through customs. FOURNIER shall use its best good-faith efforts to obtain clearance of any such shipment through customs.

          5.06 All LICENSED E1A PRODUCT shipped by or on behalf of RGENE or any of its AFFILIATES, sublicensees, or subcontractors pursuant to this AGREEMENT shall be in accordance with the provisions of Section 5.01 hereof. RGENE shall use its best good-faith efforts that are commercially reasonable and permitted by law or government regulations to afford FOURNIER a priority in replacement of any LICENSED E1A PRODUCT returned to RGENE pursuant to Section 5.03(C) hereof.

          5.07 Secondary Supplier of LICENSED E1A PRODUCT

               (A) The PARTIES recognize that it is in their mutual best interest to provide for a back-up supplier of the LICENSED E1A PRODUCT for both the LICENSED TERRITORY and the United States to the extent feasible under then existing regulations in the LICENSED TERRITORY and the United States. The PARTIES shall consult in good faith regarding the best means of accomplishing this important objective, within the scope of RGENE's underlying licenses with the LICENSORS.

               (B) RGENE shall grant to FOURNIER the right to manufacture, have manufactured, develop, have developed, use, produce, and have produced, the LICENSED E1A PRODUCT for sale by FOURNIER and/or RGENE, provided that: (i) the LICENSED E1A PRODUCT shall have been marketed and sold in the LICENSED TERRITORY; (ii) FOURNIER shall have provided RGENE with its good-faith reasonable projection that FOURNIER's cost to produce the LICENSED E1A PRODUCT will be no greater that RGENE's total cost to produce the LICENSED E1A PRODUCT, including applicable subcontractor costs but excluding transportation and shipping costs (RGENE shall provide to FOURNIER sufficient information for such projection to be made); and (iii) the consent of the LICENSORS has been obtained. In the event that RGENE grants to FOURNIER such right, RGENE shall transfer all manufacturing information, technology, and other know-how to FOURNIER on the same terms and conditions it would to any other potential secondary supplier. In the event that FOURNIER becomes a manufacturer of LICENSED E1A PRODUCT, RGENE shall not be obligated to purchase LICENSED E1A PRODUCT from FOURNIER. It is understood and agreed by the PARTIES that with respect to LICENSED E1A PRODUCT comprising LICENSED CATIONIC LIPID SUBJECT MATTER under the terms of RGENE's license from UTRC, such products sold in the United States are required to be manufactured substantially in the United States.

      6.0 PAYMENTS AND ROYALTIES

          6.01 In consideration of the license granted by RGENE to the LICENSED E1A PRODUCT, FOURNIER agrees to pay, and RGENE agrees to accept, the payments and royalties set forth in this Article 6.0.

          6.02 Upfront Payments

               (A) FOURNIER shall pay to RGENE an upfront payment in the amount of Five Million Dollars ($5,000,000 U.S.) on or before June 5, 1996, less the following payments which RGENE acknowledges and agrees have been heretofore paid and received by RGENE and are being credited against the amount of the upfront payments:

                   (i) Two Million Dollars ($2,000,000 U.S.) paid on or about December 28, 1995 for FOURNIER's option to become an exclusive licensee; and

                   (ii) Five Hundred Thousand Dollars ($500,000 U.S.) paid on or about February 28, 1996 for the extension of such option.

               (B) It is understood and agreed by the PARTIES that the sum of Two Hundred Fifty Thousand Dollars ($250,000) of the total amount paid pursuant to Section 6.02(A) hereof represents the upfront license fee for the LICENSED PATENT RIGHTS covering the LICENSED CATIONIC LIPID SUBJECT MATTER.

          6.03 Milestone Payments

     It is further understood and agreed by the PARTIES that, within thirty (30) days after receipt by FOURNIER of notice and confirmation of achievement of each of the milestones set forth in subsections (A), (B), (C), and (D) of this
Section 6.03, and within sixty (60) days after receipt by FOURNIER of notice and confirmation of achievement of the milestones set forth in subsections (E) and
(F) of this Section 6.03, FOURNIER shall pay to RGENE the sum specified for each such milestone as FOURNIER's contribution toward the research previously conducted by RGENE in connection with the LICENSED E1A PRODUCT:

               (A) [*]: Enrollment of the first patient in a clinical trial in the United States for any LICENSED E1A PRODUCT;


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                                      -20-
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               (B) [*]: Approval by a GOVERNMENTAL AUTHORITY for European
clinical trials for any LICENSED E1A PRODUCT;

               (C) [*]: Approval for any LICENSED E1A PRODUCT, which includes a second plasmid, to enter clinical trials in the United States;

               (D) [*]: Enrollment of more than fifty (50) patients in the United States in a clinical trial of any LICENSED E1A PRODUCT;

               (E) [*]: RGENE or any AFFILIATE or sublicensee of RGENE obtaining approval of a PLA for any LICENSED E1A PRODUCT; and

               (F) [*]: FOURNIER or any AFFILIATE or sublicensee of FOURNIER obtaining approval by the EMEA for any LICENSED E1A PRODUCT.

          6.04 Royalties

               (A) Subject to Sections 5.03(A), 6.04(C), 6.04(D), and 6.05
hereof, FOURNIER shall pay royalties to RGENE for any FISCAL YEAR during the term of this AGREEMENT according to the following schedule:


  NET SALES IN A FISCAL YEAR                               PRICE (ROYALTIES
        (U.S. DOLLARS)                                     + COST OF GOODS)
- --------------------------------------------------------------------------------
                                          [*]
- --------------------------------------------------------------------------------

               (B) Subject to Section 6.05 hereof, royalties shall be paid at the end of the first FISCAL YEAR of sales, and thereafter quarterly in accordance with Section 6.07 hereof.

               (C) Subject to Section 5.03 hereof, FOURNIER shall be permitted to deduct from the total amount of royalty payment due in each period the actual amount of the AGGREGATE TRANSFER PRICE paid by FOURNIER to RGENE for the LICENSED E1A PRODUCT bought by FOURNIER which resulted in the NET SALES for which a royalty is due to RGENE. The amount of the royalty payment due shall be calculated according to the following formula:


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                                      -21-

Royalty payment = (Royalty Rate X NET SALES) - AGGREGATE TRANSFER
                   ------------                      PRICE.
                        100

               (D) In the event that FOURNIER shall manufacture all or a portion of the products that are the subject of this AGREEMENT, the PARTIES shall determine jointly the appropriate TRANSFER PRICE to be deducted for the purpose of calculating royalty payments, but in no event shall such TRANSFER PRICE be greater than the TRANSFER PRICE that would have been deducted had RGENE supplied the LICENSED E1A PRODUCT.

          6.05 For purposes of determining when royalties are earned, LICENSED E1A PRODUCT shall be deemed to have been sold when billed by FOURNIER to a customer or, if not billed, when delivered or shipped by FOURNIER to a customer. The failure of any customer to pay an invoice submitted by FOURNIER for such LICENSED E1A PRODUCT shall not affect the obligation of FOURNIER to pay the current royalty amount due to RGENE; provided, however, that any royalties paid on (A) LICENSED E1A PRODUCTS that are returned or not accepted by customers and
(B) billings or shipments for which FOURNIER does not receive payment shall be credited against subsequent royalty payments due RGENE under this AGREEMENT. In the case of a sale of a LICENSED E1A PRODUCT for consideration other than money, such sale shall be considered to have been made on the date of delivery or shipment.

          6.06 FOURNIER shall keep accurate records showing the number of sales, NET SALES prices, and date of sale of all LICENSED E1A PRODUCTS sold by FOURNIER and its sublicensees. FOURNIER shall, within seventy-five (75) days after the end of each calendar quarter, furnish to RGENE a statement showing the number of sales and NET SALES prices of all LICENSED E1A PRODUCTS sold by FOURNIER and its sublicensees during such calendar quarter. FOURNIER shall, upon written request by RGENE, make the records available for inspection by an independent certified public accountant appointed by RGENE once each FISCAL YEAR at FOURNIER's place of business during normal business hours and on a confidential basis. In the event that the amounts due to RGENE are determined, by such accountant, to have been underpaid by ten percent (10%) or more, FOURNIER shall pay the cost of such examination and accrued interest on the amount of such underpayment at a rate of twelve percent (12%) per annum or at the highest rate allowed by law, if lower.

          6.07 Within seventy-five (75) days after the end of the first FISCAL YEAR of sales under this Agreement, FOURNIER shall pay to RGENE the royalty amount due for such FISCAL YEAR, as calculated in accordance with Sections 5.03,
6.04 and 6.05 hereof. For each calendar quarter of a FISCAL YEAR thereafter,

FOURNIER shall submit to RGENE, along with the statement prepared pursuant to
Section 6.06 hereof, the total amount of royalties shown thereby to be due, as calculated pursuant to Sections 5.03, 6.04 and 6.05 hereof. Each payment made to RGENE pursuant to this AGREEMENT shall be made in lawful funds of the United States of America. Any conversion of currency into United States dollars for the purpose of making a payment to RGENE for royalties shall be at the prevailing rate of exchange of the currency of the country in which the sale of the LICENSED E1A PRODUCT was made as quoted by CITIBANK, N.A. of New York for the last business day of the calendar quarter for which the royalties are payable.

          6.08 Any royalty payment which is overdue shall be subject to a late payment charge which shall be equal to the prime rate quoted in The Wall Street Journal for a major New York bank on the date due (or if not quoted on that date, the next date on which the prime rate is quoted) during the entire period of delinquency. The maximum amount of the late charge shall not exceed that permitted by law for such a charge.

      7.0 IMPROVEMENTS

          7.01 Any IMPROVEMENT made or otherwise developed by only one PARTY shall be solely owned by such PARTY. Any IMPROVEMENT made or otherwise developed jointly by the PARTIES shall be owned by RGENE and FOURNIER in common. If patentable, all IMPROVEMENTS, whether made by a PARTY or both PARTIES, shall be protected by filing patent applications, prepared by the PARTY or PARTIES in its or their own name, as the case may be, who made or developed such IMPROVEMENT.

          7.02 Each PARTY shall promptly disclose to the other PARTY all IMPROVEMENTS made by such PARTY or its AFFILIATES or sublicensees. Any IMPROVEMENT shall become part of the LICENSED TECHNOLOGY or LICENSED PATENT RIGHTS and, subject to Section 7.04 hereof, made available to the other PARTY under a royalty-free license for using or selling such IMPROVEMENT. A royalty for the use of an IMPROVEMENT in which the LICENSORS have rights, shall be paid by FOURNIER on terms to be negotiated in good faith among RGENE, FOURNIER and the LICENSORS having rights in the IMPROVEMENT.

          7.03 Either PARTY may generate IMPROVEMENTS without approval from or prior notice to the DEVELOPMENT COMMITTEE or the other PARTY, but shall promptly thereafter notify the DEVELOPMENT COMMITTEE and the other PARTY of its actions in accordance with Section 7.02 hereof.

          7.04 If, no later than sixty (60) days after the disclosure of an IMPROVEMENT by a PARTY ("PROPOSING PARTY") pursuant to Section 7.02 hereof, the other PARTY (the "NON-PROPOSING PARTY") agrees to continue the joint development of such IMPROVEMENT, then the NON-PROPOSING PARTY shall immediately pay to the PROPOSING PARTY an amount equal to fifty percent (50%) of the costs incurred by the PROPOSING PARTY in generating, conceiving, and developing such IMPROVEMENT up to the date of such payment by the NON-PROPOSING PARTY, and thereafter the PROPOSING PARTY and the NON-PROPOSING PARTY shall each pay fifty percent (50%) of the costs associated with the development of such IMPROVEMENT; provided, however, that an agreement by the NON-PROPOSING PARTY to continue the job development of an IMPROVEMENT shall not change the ownership of such IMPROVEMENT as provided in Section 7.01 hereof. If no decision has been made by the NON-PROPOSING PARTY with respect to such IMPROVEMENT by the expiration of such sixty
(60)-day period, then the PROPOSING PARTY shall be free to continue development of such IMPROVEMENT by itself.

          7.05 If a NON-PROPOSING PARTY, which had previously not agreed to continue the joint development of an IMPROVEMENT or contributed to the cost of development of such IMPROVEMENT in accordance with Section 7.04 hereof, later desires access to such IMPROVEMENT, then the NON-PROPOSING PARTY shall pay to the PROPOSING PARTY an amount equal to fifty percent (50%) of the costs incurred by the PROPOSING PARTY in generating, conceiving, and developing such IMPROVEMENT up to the date of such payment by the NON-PROPOSING PARTY, shall continue to pay fifty percent (50%) of the costs associated with the development of such IMPROVEMENT, and shall be entitled to a license after good-faith discussions by the PARTIES, which license shall not necessarily be royalty-free, in the sole discretion of the PROPOSING PARTY.

          7.06 If a PARTY manufactures a product developed as an IMPROVEMENT under either Section 7.04 or 7.05 hereof, then such product shall be made available to the other PARTY for a price to be negotiated by the PARTIES that reasonably reflects the cost of manufacture of such product.

      8.0 CONFIDENTIALITY

          8.01 Each of the PARTIES agrees that it shall use diligent, reasonable, and prudent efforts to maintain the confidential nature of all confidential information, including, without limitation, all information relating to or developed or exchanged pursuant to this AGREEMENT, the LICENSED E1A SUBJECT MATTER, LICENSED CATIONIC LIPID SUBJECT MATTER, LICENSED TECHNOLOGY, IMPROVEMENTS, and the information, findings, data, and files pursuant to

Section 4.03(C) hereof, original documents, patent applications, data analysis, drawings, models, samples, any organism, cultures, compounds and devices, mammographs, specifications, flow sheets, descriptions, submissions to regulatory authorities, and other tangible material and copies thereof (collectively, the "CONFIDENTIAL INFORMATION") that is not public knowledge. Each of the PARTIES agrees that all CONFIDENTIAL INFORMATION transferred by one PARTY to the other PARTY, orally or in writing, shall: (A) be held in strict confidence, (B) be used only for the purposes contemplated by this AGREEMENT, and (C) not be disclosed by the receiving PARTY (except as required by law) or by its officers, directors, employees, or agents without the prior written consent of the forwarding PARTY, unless such information (i) was in the public domain at the time of disclosure, (ii) later became part of the public domain through no act or omission of the receiving PARTY or its officers, directors, employees, agents, successors or assigns, (iii) was lawfully disclosed to the receiving PARTY by a PERSON having the right to disclose it, (iv) was already known to the receiving PARTY, at the time of disclosure as demonstrated by written documents existing at the time of the initial disclosure, (v) was independently conceived, discovered, or reduced to practice as demonstrated by written documents existing at the time of the initial disclosure, (vi) is required to be submitted to a GOVERNMENTAL AUTHORITY pursuant to any obligation imposed or right granted hereunder, or (vii) is required by law or court order to be disclosed. The foregoing obligation of confidentiality shall survive any termination of this AGREEMENT for a period of ten (10) years.

          8.02 It is understood and agreed by the PARTIES that RGENE has an obligation to fully disclose to UTRC all improvements (as that term is used in the agreement between RGENE and UTRC dated October 12, 1995) and modifications of the LICENSED E1A PRODUCTS using the LICENSED CATIONIC LIPID SUBJECT MATTER. The University of Tennessee, McMaster, and UTRC shall have, during the term of this AGREEMENT, a non-exclusive, non-transferable royalty-free license to utilize said improvements and modifications for research and academic purposes only. In the event that RGENE's rights from UTRC are terminated by UTRC due to a default by RGENE, UTRC and McMaster shall have the right to obtain from RGENE a royalty-free license (with the right to sublicense) to manufacture, use and sell only such IMPROVEMENTS and modifications for any commercial or non-commercial purpose that are owned solely by RGENE in accordance with Section 7.01 hereof. The University of Tennessee, UTRC, and McMaster shall have the right to any IMPROVEMENT or modification that is owned solely by FOURNIER or jointly by FOURNIER and RGENE for research and academic purposes only.

          8.03 Publications

               (A) Neither PARTY shall cause any publication or communication to the media or the general public of CONFIDENTIAL INFORMATION or information concerning the LICENSED E1A Product or related clinical data, without the prior written authorization from the other PARTY. Such authorization shall not be unreasonably withheld and shall be granted in a timely manner.

               (B) Each PARTY shall use its best good-faith efforts that are commercially reasonable to require any PERSON associated with any clinical trial to agree to maintain the confidentiality of all CONFIDENTIAL INFORMATION under terms not materially different from Section 8.01 hereof.

               (C) RGENE shall use its best good-faith efforts that are commercially reasonable to include the confidentiality provisions set forth in
Section 8.01 hereof, or provisions which are not materially different from the provisions set forth in such section, in its agreements with any of its AFFILIATES, sublicensees, or subcontractors concerning rights of the LICENSED E1A PRODUCT outside the LICENSED TERRITORY. RGENE shall notify FOURNIER in writing prior to authorizing the release of CONFIDENTIAL INFORMATION by any of its AFFILIATES, sublicensees, or subcontractors.

      9.0 ENFORCEMENT

          9.01 If either PARTY has knowledge or believes in good faith that any of the CONFIDENTIAL INFORMATION has been improperly disclosed or otherwise released or that any of the LICENSED PATENT RIGHTS have been infringed by any PERSON, then such PARTY shall immediately notify, but in no event later than five (5) days after its receipt of such knowledge or belief, the other PARTY in writing, which notice shall set forth the acts and other information relating to such disclosure, release, or infringement in reasonable detail.

          9.02 RGENE and the LICENSORS shall have the responsibility for enforcing the LICENSED PATENT RIGHTS in the United States and the LICENSED TERRITORY.

          9.03 (A) RGENE and the LICENSORS shall have up to ninety (90) days following knowledge within which to elect to prosecute or otherwise enforce the LICENSED PATENT RIGHTS in the LICENSED E1A SUBJECT MATTER in the LICENSED TERRITORY or to maintain any patent applications or patents that may be included within such LICENSED PATENT RIGHTS; provided, however, that such election shall not be made later than thirty (30) days prior to any applicable statutory bar or response date. If neither RGENE nor the LICENSORS elect to prosecute or otherwise enforce such LICENSED PATENT RIGHTS or to maintain such patent applications or patents, then RGENE shall immediately notify FOURNIER in writing of such election, and FOURNIER, at its own expense, shall be entitled to conduct or commence any action, claim, or proceeding to maintain or prevent disclosure or infringement of such LICENSED PATENT RIGHTS. RGENE shall be entitled to participate in any monetary recovery obtained by FOURNIER as a result of such action, claim, or proceeding if and only to the extent that RGENE has shared equally in or reimbursed fifty percent (50%) of FOURNIER's costs and expenses incurred in connection with such action, claim, or proceeding from the inception of same. Subject to Section 9.05 hereof, FOURNIER shall remain responsible for any royalty payments as may be required under
Section 6.04 hereof. If RGENE or the LICENSORS fail to prosecute or otherwise enforce the LICENSED PATENT RIGHTS in the LICENSED E1A SUBJECT MATTER in the United States and such failure adversely affects the supply of the LICENSED E1A PRODUCT or the financial feasibility of or the ability to sell such product, FOURNIER shall, notwithstanding Section 5.07(B) hereof, immediately have the right to manufacture, have manufactured, develop, have developed, use, produce, and have produced the LICENSED E1A PRODUCT, and RGENE shall immediately furnish to FOURNIER all manufacturing information, technology, and other know-how for the LICENSED E1A PRODUCT.

               (B) RGENE and the LICENSORS shall have up to ninety (90) days following knowledge within which to elect to prosecute or otherwise enforce the LICENSED PATENT RIGHTS in the LICENSED CATIONIC LIPID SUBJECT MATTER in the LICENSED TERRITORY or to maintain any patent applications or patents that may be included within such LICENSED PATENT RIGHTS; provided however, that such election shall not be made later than thirty (30) days prior to any applicable statutory bar or response date. If (i) RGENE has been given the right by the LICENSORS to enforce the LICENSED PATENT RIGHTS in the LICENSED CATIONIC LIPID SUBJECT MATTER; (ii) RGENE elects not to prosecute or otherwise enforce such LICENSED PATENT RIGHTS; and (iii) the LICENSORS consent to having FOURNIER prosecute or otherwise enforce such LICENSED PATENT RIGHTS, then RGENE shall immediately notify FOURNIER in writing of such election, and FOURNIER, at its own expense, shall be entitled to conduct or commence any action, claim, or proceeding to maintain or prevent disclosure or infringement of such LICENSED PATENT RIGHTS. Should FOURNIER conduct or commence any such action, claim, or proceeding and obtain any recovery of damages, such recovery by FOURNIER shall, in the first instance, be applied to reimburse FOURNIER for all of its costs and expenses, including, without limitation, attorneys' fees and expenses incurred in connection with such action, claim, or proceeding, and the balance of any such recovery, if any, shall be divided equally between FOURNIER and UTRC if RGENE elected not to participate in such action, claim, or proceeding. RGENE shall be entitled to receive a portion of such balance of any recovery obtained by FOURNIER as a result of such action, claim, or proceeding if and only to the extent that RGENE has shared equally in or reimbursed fifty percent (50%) of FOURNIER's costs and expenses incurred in connection with such action, claim, or proceeding from the inception of same. Subject to Section 9.05 hereof, FOURNIER shall remain responsible for any royalty payments as may be required under Section 6.04 hereof. If RGENE or the LICENSORS fail to prosecute or otherwise enforce the LICENSED PATENT RIGHTS in the LICENSED CATIONIC LIPID SUBJECT MATTER in the United States and such failure adversely affects the supply of the LICENSED E1A PRODUCT or the financial feasibility of or the ability to sell such product, FOURNIER shall, notwithstanding Section 5.07(B) hereof, immediately have the right to manufacture, have manufactured, develop, have developed, use, produce, and have produced the LICENSED E1A PRODUCT, and RGENE shall immediately furnish to FOURNIER all manufacturing information, technology, and other know-how for the LICENSED E1A PRODUCT.

          9.04 In any action, claim, or proceeding that a PARTY may institute to prosecute or otherwise enforce the LICENSED PATENT RIGHTS or to maintain the patent applications that may be included within such LICENSED PATENT RIGHTS, the other PARTY shall, at the request and expense of the PARTY initiating such action, claim, or proceeding, (A) cooperate in all respects with such PARTY, (B) to the extent practicable, have its officers, directors, employees, and agents testify when requested, and (C) make available all relevant records, papers, information, samples, specimens, correspondence, documents, patents, patent applications, and other information relating to the LICENSED PATENT RIGHTS.

          9.05 Notwithstanding any of the foregoing, it is understood and agreed that the PARTIES shall meet promptly and negotiate in good faith whether or not a reduction in the royalty payments under Section 6.04 hereof or any other changes to this AGREEMENT are appropriate in the event that there is a significant change in the market or the economic position of the LICENSED E1A PRODUCT. The factors to be considered shall include, but are not limited to, (A) whether RGENE or the LICENSORS are unable to uphold the validity of any granted patent within the LICENSED PATENT RIGHTS against any alleged infringer, (B) a determination by a court of last resort from which no appeal may be taken that any patents in a country within the LICENSED TERRITORY covering the LICENSED E1A PRODUCT are invalid, and which results in the loss of exclusivity regarding such products, (C) the value of know-how supplied by RGENE, (D) any exclusivity provided by regulations or statutes of any GOVERNMENTAL AUTHORITIES beyond or in addition to that provided by patents, (E) any exclusivity provided by patents in jurisdictions in which the LICENSED E1A PRODUCT is manufactured, (F) marketing in the LICENSED TERRITORY by any PERSON of a product that infringes any claim of the LICENSED PATENT RIGHTS, (G) an adverse impact on the supply of the LICENSED E1A PRODUCT or the financial feasibility of or the ability to sell such product, and (H) whether the validity or viability of the LICENSED PATENT RIGHTS in the LICENSED TERRITORY is adversely affected.

          9.06 Infringement of a PERSON's Intellectual Property Rights

               (A) RGENE makes no warranties that practicing the LICENSED E1A SUBJECT MATTER will not infringe any PERSON's intellectual property rights. In the event of such infringement, FOURNIER shall cooperate with RGENE and/or the LICENSORS to negotiate and settle with any such PERSON concerning infringement of such PERSON's intellectual property rights and otherwise resolve any such infringement and secure RGENE's and FOURNIER's continued rights to such PERSON's intellectual property rights.

               (B) RGENE shall have up to ninety (90) days following knowledge within which to elect to contest or otherwise defend any suit or claim brought by any PERSON within or outside the LICENSED TERRITORY that alleges infringement of such PERSON's intellectual property rights by the manufacture of the LICENSED E1A PRODUCT by RGENE or which may jeopardize the supply of the LICENSED E1A PRODUCT to FOURNIER or the ability of FOURNIER to sell such LICENSED E1A PRODUCT in the LICENSED TERRITORY; provided, however, that such election shall not be made later than thirty (30) days prior to any applicable statutory bar or response date. If RGENE elects not to contest or otherwise defend any such suit or claim or is unable or unwilling to obtain a license from such PERSON, then RGENE shall immediately notify FOURNIER in writing, and FOURNIER shall have the right, at FOURNIER's cost and expense, to contest or otherwise defend any such suit or claim brought by any such PERSON within or outside the LICENSED TERRITORY. Prior to settling or otherwise compromising any such suit or claim, FOURNIER shall consult with RGENE, and shall not settle or otherwise compromise any such suit or claim without RGENE's prior consent, which consent shall not be unreasonably withheld or delayed. Any cost or expense incurred or settlement or judgment paid by FOURNIER under this Section 9.06 shall be deducted by FOURNIER from any payment that is due pursuant to Article 6.0 hereof; provided, however, that the amount of any such deduction in any FISCAL YEAR shall not be greater than fifty percent (50%) of the payment otherwise due pursuant to

Article 6.0 hereof. Any balance remaining after application of the fifty percent (50%) limitation on the deduction shall be carried forward to subsequent FISCAL YEARS, subject again to the same fifty percent (50%) limitation.

          9.07 By the time the LICENSED E1A PRODUCT enters commercial production, each PARTY shall: (A) have obtained and thereafter carry such liability insurance as would reasonably be expected of a company based upon and appropriate for the nature and risk associated with the development, manufacture, distribution, and sale of a comparable gene therapy product, in an amount agreed to by the PARTIES on a claims made basis, (B) at all times during the term of this AGREEMENT when such PARTY or its AFFILIATE, sublicensee, or subcontractor is engaged in the manufacture of the LICENSED E1A PRODUCT, list the other PARTY as an additional named insured on the policy of such liability insurance, and (C) provide written evidence of such insurance to the other PARTY upon request.

      10.0 PATENTS AND INVENTIONS

         RGENE shall, at its sole cost and expense, have the responsibility for searching, filing, prosecuting and maintaining patent applications and patents relating to the LICENSED PATENT RIGHTS in the LICENSED TERRITORY.

      11.0 TERM

          11.01 This Agreement shall terminate upon the later of:

               (A) The expiration date of the last to expire patent issued pursuant to the LICENSED PATENT RIGHTS (including any supplemental protection certificate); provided, however, that if any patent within the LICENSED PATENT RIGHTS is declared invalid by a court of competent jurisdiction from which no further appeal may or has been taken, then such patent shall be considered to have expired; or

               (B) Ten (10) years from the date of the first sale of the LICENSED E1A PRODUCT in the LICENSED TERRITORY.

          11.02 (A) A PARTY may terminate this AGREEMENT for breach by the other PARTY of any material obligation under this AGREEMENT, if such breach is not remedied within sixty (60) days after receipt of notice in writing of such breach given by such PARTY, unless (i) such breach was outside the control of the other PARTY, and (ii) the other PARTY provides, within sixty (60) days after receipt of notice of such breach, written evidence of its commercially reasonable, good-faith efforts to cure such breach, in which case there shall be no termination of this AGREEMENT.

               (B) A PARTY shall have the right to cure any breach or default of the other PARTY with respect to any obligation the defaulting PARTY may have to any PERSON without waiver of any rights the non-defaulting PARTY may have against the defaulting PARTY and the right of the non-defaulting PARTY to seek reasonable compensation from the defaulting PARTY to cover the cost associated with curing such breach or default.

          11.03 RGENE may terminate this AGREEMENT for the failure by FOURNIER to make any payment as required pursuant to Sections 6.03 and 6.04 hereof thirty
(30) days after receipt by FOURNIER of notice of such failure, which notice shall be sent by RGENE to FOURNIER in accordance with Section 14.02 hereof.

          11.04 This AGREEMENT may be terminated due to unsatisfactory results as determined by mutual consent of the PARTIES at a Phase II consensus conference to be held by the PARTIES on or about the second anniversary of this AGREEMENT.

          11.05 This AGREEMENT shall automatically terminate, in its entirety, if FOURNIER shall become bankrupt or insolvent or the business of FOURNIER shall be placed in the hands of a receiver. In the event that either PARTY enters into a bankruptcy, insolvency, or receivership, the other PARTY shall have a right of first refusal to all rights transferred to such PARTY under this AGREEMENT.

          11.06 Upon any termination of this AGREEMENT for any reason, nothing herein shall be construed to release either PARTY from any obligation that has matured or otherwise become due prior to the effective date of such termination. FOURNIER may, after the effective date of such termination, sell to customers or return to RGENE all LICENSED E1A PRODUCT in FOURNIER's possession on such effective date. In the event that FOURNIER elects to sell such LICENSED E1A PRODUCT, then FOURNIER shall be obligated to pay royalties in accordance with
Section 6.04 hereof.

          11.07 Upon and effective as of the date of termination of this AGREEMENT by RGENE pursuant to Section 11.02, 11.03 or 11.05 hereof:

               (A) All licenses to IMPROVEMENTS granted by FOURNIER to RGENE under Sections 7.05 and 7.06 hereof shall continue in full force and effect; and

               (B) FOURNIER shall, on terms to be negotiated in good faith by the PARTIES, grant to RGENE a royalty-free license with the right to sublicense with respect to any IMPROVEMENTS made solely by FOURNIER in the LICENSED E1A SUBJECT MATTER, which IMPROVEMENT has not yet been licensed to RGENE, provided
(i) FOURNIER had provided notice of such IMPROVEMENT to the DEVELOPMENT COMMITTEE or RGENE; and (ii) RGENE had provided notice to FOURNIER in accordance with Sections 7.04 and 7.05 hereof prior to such termination that RGENE desires to develop the IMPROVEMENT jointly with FOURNIER and has paid to FOURNIER contemporaneous with its notice the amounts prescribed in such sections.

      12.0 ASSIGNMENT

         Except as otherwise provided herein, this AGREEMENT may not be assigned by a PARTY without the prior written consent of the other PARTY except in connection with the assignment to wholly-owned subsidiaries of such PARTY or to successors in interests of the business to which this AGREEMENT relates.

      13.0 INDEMNITY

          13.01 FOURNIER shall, at its cost and expense, defend, indemnify and hold harmless RGENE, the LICENSORS, and their respective directors, officers, employees, agents, and AFFILIATE from and against any and all fines, penalties, damages, and claims imposed, asserted, suffered or made by any PERSON as a result of FOURNIER's failure to comply with any term or provision of this AGREEMENT, including, without limitation, contamination or improper storage by FOURNIER or its AFFILIATES or sublicensees of any LICENSED E1A PRODUCT; provided, however, that the foregoing indemnity shall not apply to the extent that any such fines, penalties, damages, or claims arise out of, are related to, or are in any way connected with the failure of RGENE to comply with any term or provision of this AGREEMENT, including without limitation, RGENE's breach of its agreement to manufacture and deliver to FOURNIER the LICENSED E1A PRODUCT in accordance with Sections 4.03(B) and 5.01 hereof. The foregoing exclusion of the indemnity shall apply only with respect to RGENE, and such indemnity shall remain in force with respect to the LICENSORS and their respective officers, directors, employees, and agents, except to the extent that such fines, penalties, damages, or claims arose from the negligence, recklessness or willful misconduct of the LICENSORS or any of their respective officers, directors, employees, or agents.

          13.02 RGENE shall, at its cost and expense, defend, indemnify and hold harmless FOURNIER and its directors, officers, employees, agents, and AFFILIATES from and against any and all fines, penalties, damages, and claims imposed, asserted, suffered or made by any PERSON as a result of (A) any LICENSED E1A PRODUCT manufactured, marketed, sold, or delivered by or on behalf of RGENE or its AFFILIATES, sublicensees, or subcontractors, (B) the manufacture, packaging, storage, or shipment of any LICENSED E1A PRODUCT by or on behalf of RGENE or its AFFILIATES, sublicensees, or subcontractors, (C) any use of any LICENSED E1A PRODUCT by any PERSON, including, without limitation, products liability, (D) any act, commitment, or omission by RGENE or its AFFILIATES, sublicensees, or subcontractors, and (E) any failure by RGENE or its AFFILIATES, sublicensees, or subcontractors to comply with any term or provision of this AGREEMENT, including, without limitation, RGENE's breach of its agreement to manufacture and deliver to FOURNIER the LICENSED E1A PRODUCT in accordance with Sections 4.03(B) and 5.01 hereof; provided, however, that the foregoing indemnity shall not apply to the extent that any such fines, penalties, damages, or claims arise out of an act or omission of FOURNIER, including, without limitation, a breach by FOURNIER or its AFFILIATES or sublicensees of Section 4.01 hereof.

      14.0 MISCELLANEOUS PROVISIONS

          14.01 Duties and Taxes

     FOURNIER shall be responsible for any import duties and taxes associated with the supply, shipment, or sale of LICENSED E1A PRODUCT, as well as compliance with all applicable foreign laws and regulations.

          14.02 Notices

               (A) All communications and notices provided for under this AGREEMENT shall be in writing and be given personally, by courier, or by means of telex, telecopy or other wire transmission (with provision for assurance of receipt in a manner typical with respect to communications of that type), or be mailed by registered or certified first class mail, return receipt requested, at the address set forth below (or to such other PERSON, address or telecopy (FAX) number as a PARTY may, from time to time, designate by written notice):

         (i)      If to RGENE:

                  RGENE Therapeutics, Inc.
                  2170 Buckthorne Place, #230
                  The Woodlands, Texas 77380 U.S.A.
                  Attention: Dr. Marin H. Lindenberg
                  FAX: (713) 367-1661

                  With a copy to:

                  Morgan & Finnegan, L.L.P.
                  345 Park Avenue
                  New York, New York 10154
                  Attention:  Kenneth H. Sonnenfeld, Esq.
                  FAX:  (212) 751-6849;

         (ii)     If to Fournier:

                  Laboratoires Fournier S.C.A.
                  42, rue de Longvic
                  21300 Chenove
                  France
                  Attention:  Mr. Bernard Majoie
                  FAX:  (33) 80-44-70-04

                  With a copy to:

                  Cadwalader, Wickersham & Taft
                  100 Maiden Lane
                  New York, New York 10038
                  Attention:  Peter G. Bergmann, Esq.
                  FAX:  (212) 504-6666.

               (B) All such communications and notices given in such manner shall be deemed given when received by (or when proffered to, if receipt is refused) the PARTY or PERSON to whom it is addressed.

          14.03 Waiver

     No failure or delay by any PARTY to insist upon the strict performance of any term, provision, condition, covenant, or agreement contained in this AGREEMENT, or to exercise any right, power, or remedy under or consequent upon a breach of this AGREEMENT shall constitute a waiver of any such term, provision, condition, covenant, agreement, right, power, or remedy or of any such breach, or preclude such PARTY from exercising any such right, power, or remedy at any later time or times.

          14.04 Governing Law

     Any dispute between the PARTIES arising out of or with regard to any term or provision of this AGREEMENT, including, without limitation, its construction, interpretation, breach, and damages for breach, shall be governed by the laws of the

State of New York (without regard to its conflict of law principles). Each of the PARTIES consents to personal jurisdiction in the State of New York for purposes of any such dispute, and any suit or claim arising out of such dispute shall be brought only in the courts of the State of New York or the Federal Court of the United States, located in the Borough of Manhattan, County of New York.

          14.05 Counterparts

     This AGREEMENT may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same AGREEMENT. A facsimile signed copy of this AGREEMENT shall be deemed valid as between the PARTIES.

          14.06 Headings

     The headings and divisions of this AGREEMENT are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this AGREEMENT.

          14.07 Entire Understanding

     This AGREEMENT constitutes the entire understanding between the PARTIES with respect to the subject matter hereof. No modifications, extensions, or waivers of any provisions hereof or release of any right hereunder shall be valid, unless the same is in writing and is consented to by both PARTIES.

          14.08 Further Assurances

     Each of the PARTIES shall, at the request of the other PARTY, execute and deliver, or have executed and delivered, all such further assignments, endorsements, and other documents, and perform all such other acts as may reasonably be necessary to accomplish the transactions contemplated by this AGREEMENT.

          14.09 Severability

     If any provision of this AGREEMENT is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the PARTIES. In any event, all other provisions of this AGREEMENT shall be deemed valid and enforceable to the full extent permitted by law.

          14.10 Force Majeure

     Neither PARTY shall be liable for failure to perform as required by any provision of this AGREEMENT where such failure results from a force majeure, including, without limitation, any order of a GOVERNMENTAL AUTHORITY beyond such PARTY's control. In the event of any delay attributable to a force majeure, the time for performance affected thereby shall be extended for a period equal to the time lost by reason of such delay. If, as a result of a force majeure, RGENE is unable to manufacture LICENSED E1A PRODUCT for the purposes of this AGREEMENT, and strictly in accordance with Section 5.01 hereof, then FOURNIER shall have the right, but not the obligation, to manufacture said LICENSED E1A PRODUCT.

          14.11 Relationship of the PARTIES

     This AGREEMENT shall not be construed as constituting either PARTY as a partner of the other or to create any other form of legal association that would impose liability upon one PARTY for the act or omission of the other PARTY or as providing either PARTY with the right, power, or authority to create or impose any duty or obligation upon the other PARTY.

          14.12 Successors and Assigns

     This AGREEMENT shall be binding upon, and inure to the benefit of, each of RGENE and FOURNIER and their respective successors and permitted assigns.

          14.13 Expenses

     Each of the PARTIES shall bear its respective costs and expenses (including attorneys' fees and expenses) incurred in connection with the negotiation and preparation of this AGREEMENT and consummation of the transactions contemplated hereby.

      15.0 REPRESENTATIONS AND WARRANTIES

          15.01 Representations and Warranties of RGENE

     RGENE hereby represents and warrants to FOURNIER that, as of the date of this AGREEMENT, the following statements are and shall be true and correct in all material respects:

               (A) Organization and Good Standing. RGENE is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has the corporate power and authority to conduct the business in which it presently is engaged, to enter into this AGREEMENT, and to perform its obligations hereunder, is qualified to do business as a foreign corporation, and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect upon its business or financial condition.

               (B) Authorization and Binding Effect. All corporate action on the part of RGENE and its officers and directors necessary for the authorization, execution, and delivery of this AGREEMENT and for the performance of all of RGENE's obligations hereunder has been taken, and this AGREEMENT, when executed and delivered, shall constitute a valid and legally binding obligation of RGENE enforceable against RGENE in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, and other laws affecting creditors' rights generally or by general equitable principles.

               (C) Execution, Delivery and Performance. The execution, delivery, and performance by RGENE of this AGREEMENT do not (i) violate or breach the certificate of incorporation or bylaws of RGENE, (ii) violate or conflict with any applicable law, (iii) violate, breach, cause a default under, or otherwise give rise to a right of termination, cancellation or acceleration with respect to (presently, with the giving of notice or the passage of time), any agreement, contract or instrument to which RGENE is a party or by which any of its assets are bound, or (iv) result in the creation or imposition of any lien, pledge, mortgage, claim, charge, or encumbrance upon any assets of RGENE.

               (D) Governmental and Other Consents. No consent, authorization, license, permit, registration or approval of, or exemption or other action by, any governmental authority or any PERSON other than the UTRC and the BOARD is required in connection with RGENE's execution and delivery of this AGREEMENT.

               (E) Disclosure. To the best of RGENE's knowledge, no representation or warranty by RGENE contained in this AGREEMENT and no writing, certificate, exhibit, list, information, document or other instrument furnished pursuant to this AGREEMENT contain or will contain any untrue statement of a material fact or omit or will omit any material fact so as to make any statement or information contained therein misleading.

               (F) Intellectual Property. RGENE (i) has delivered to FOURNIER all information in RGENE's possession or of which RGENE has knowledge concerning the patent applications that are the subject of this AGREEMENT and the LICENSED PATENT RIGHTS; (ii) has no knowledge that the practice of the LICENSED PATENT RIGHTS would infringe any presently existing patent; (iii) except as disclosed to FOURNIER on Appendix C hereto, has no knowledge of any objection or proceeding, pending or threatened, that would affect the validity of any patent issued pursuant to this AGREEMENT; and (iv) has furnished to FOURNIER all prior art form, of which it presently has knowledge, that is material to the validity of the patent claims being prosecuted in the applications which are licensed to FOURNIER under this AGREEMENT. RGENE does not have knowledge of any presently existing patents in the United States or the LICENSED TERRITORY that would be infringed by the activity contemplated by this AGREEMENT. The representations and warranties of RGENE as set forth in Section 2.14 of the Agreement and Plan of Merger among Targeted Genetics Corporation, TGC Acquisition Corporation, and RGene Therapeutics, Inc. dated as of April 16, 1996, including Schedule 2.14 of the Company Disclosure Memorandum (as that term is defined in said Agreement and Plan of Merger), (i) are incorporated herein by reference to the extent that they relate to the LICENSED E1A SUBJECT MATTER or the LICENSED CATIONIC LIPID SUBJECT MATTER, (ii) to such extent, shall constitute representations and warranties under this AGREEMENT, and (iii) are and shall be true and correct in all respects as of the date of this AGREEMENT. Said Section 2.14 and Schedule
2.14 are attached hereto as Appendix D.

          15.02 Representations and Warranties of FOURNIER

     FOURNIER hereby represents and warrants to RGENE that, as of the date of this AGREEMENT, the following statements are and shall be true and correct in all material respects:

               (A) Organization and Good Standing. FOURNIER is a corporation duly organized, validly existing, and in good standing under the laws of France and has the corporate power and authority to conduct the business in which it presently is engaged, to enter into this AGREEMENT, and to perform its obligations hereunder, is qualified to do business as a foreign corporation, and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect upon its business or financial condition.

               (B) Authorization and Binding Effect. All corporate action on the part of FOURNIER and its officers and directors necessary for the authorization, execution, and delivery of this AGREEMENT and for the performance of all of FOURNIER's obligations hereunder has been taken, and this AGREEMENT, when executed and delivered, shall constitute a valid and legally binding obligation of FOURNIER enforceable against FOURNIER in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other laws affecting creditors' rights generally or by general equitable principles.


               (C) Execution, Delivery and Performance. The execution, delivery, and performance by FOURNIER of this AGREEMENT do not (i) violate or breach the certificate of incorporation or bylaws of FOURNIER, (ii) violate or conflict with any applicable law, (iii) violate, breach, cause a default under, or otherwise give rise to a right of termination, cancellation or acceleration with respect to (presently, with the giving of notice or the passage of time), any agreement, contract or instrument to which FOURNIER is a party or by which any of its assets are bound, or (iv) result in the creation or imposition of any lien, pledge, mortgage, claim, charge, or encumbrance upon any assets of FOURNIER.

               (D) Governmental and Other Consents. No consent, authorization, license, permit, registration or approval of, or exemption or other action by, any governmental authority or any other PERSON is required in connection with FOURNIER's execution and delivery of this AGREEMENT.

               (E) Disclosure. To the best of FOURNIER's knowledge, no representation or warranty by FOURNIER contained in this AGREEMENT and no writing, certificate, exhibit, list, information, document or other instrument furnished pursuant to this AGREEMENT contain or will contain any untrue statement of a material fact or omit or will omit any material fact so as to make any statement or information contained therein misleading.

          15.03 Survival

         The respective representations and warranties of the PARTIES shall survive any termination of this AGREEMENT.

         IN WITNESS WHEREOF, the PARTIES hereto have executed this AGREEMENT as of the date and year first written above.

RGENE THERAPEUTICS, INC.                 LABORATOIRES FOURNIER S.C.A.



By: /s/ Martin H. Lindenberg             By: /s/ Francois Picart
    ------------------------                 -----------------------------------
Name:  Martin H. Lindenberg              Name:  Francois Picart

Title:  President and CEO                Title: Vice President, Legal Department

                                         APPENDIX A

         This AGREEMENT extends to patent rights and know-how in the LICENSED TERRITORIES listed below:

France                                      Liechtenstein
Germany                                     San Marino
Italy                                       Vatican
Belgium                                     Poland
Luxembourg                                  Czech Republic
Netherlands                                 Slovakia
United Kingdom                              Hungary
Ireland                                     Macedonia
Denmark                                     Romania
Greece                                      Bulgary
Spain                                       Slovenia
Portugal                                    Croatia
Austria                                     Bosnia
Sweden                                      Serbia
Finland                                     Albania
Switzerland                                 Montenegro
Turkey                                      Latvia
Iceland                                     Estonia
Norway                                      Lithuania
Andorra                                     French-speaking countries of Africa
Monaco

                                   APPENDIX B

                     FOREIGN PATENTS AND PATENT APPLICATIONS
                          RELATED TO E1A SUBJECT MATTER



==============================================================================================================================
           COUNTRY                 SERIAL NO.                       PATENT NO.                    TERMINATION DATE
- ------------------------------------------------------------------------------------------------------------------------------
             PCT                 PCT/US91/09100
- ------------------------------------------------------------------------------------------------------------------------------
            France               EP 92 902782.9
- ------------------------------------------------------------------------------------------------------------------------------
           Germany               EP 92 902782.9
- ------------------------------------------------------------------------------------------------------------------------------
            Italy                EP 92 902782.9
- ------------------------------------------------------------------------------------------------------------------------------
           Belgium               EP 92 902782.9
- ------------------------------------------------------------------------------------------------------------------------------
         Netherlands             EP 92 902782.9
- ------------------------------------------------------------------------------------------------------------------------------
        United Kingdom           EP 92 902782.9
- ------------------------------------------------------------------------------------------------------------------------------
           Denmark               EP 92 902782.9
- ------------------------------------------------------------------------------------------------------------------------------
            Spain                EP 92 902782.9
- ------------------------------------------------------------------------------------------------------------------------------
           Austria               EP 92 902782.9
- ------------------------------------------------------------------------------------------------------------------------------
            Sweden               EP 92 902782.9
- ------------------------------------------------------------------------------------------------------------------------------
         Switzerland             EP 92 902782.9
- ------------------------------------------------------------------------------------------------------------------------------
         PCT (CIP of             PCT/US94/13868
       PCT\US 91/09100)
- ------------------------------------------------------------------------------------------------------------------------------
DESIGNATED COUNTRIES OF PCT/US94/13868:
- ------------------------------------------------------------------------------------------------------------------------------
Armenia
- ------------------------------------------------------------------------------------------------------------------------------
Austria
- ------------------------------------------------------------------------------------------------------------------------------
Australia
- ------------------------------------------------------------------------------------------------------------------------------
Barbados
- ------------------------------------------------------------------------------------------------------------------------------
Bulgaria
- ------------------------------------------------------------------------------------------------------------------------------
Brazil

- ---------------------------------------------------------------------------------------------------------------------------
Belarus
- ---------------------------------------------------------------------------------------------------------------------------
Canada
- ------------------------------------------------------------------------------------------------------------------------
Switzerland/Liechtenstein
- ------------------------------------------------------------------------------------------------------------------------
China
- ---------------------------------------------------------------------------------------------------------------------------
Czech Republic
- ---------------------------------------------------------------------------------------------------------------------------
Germany
- ---------------------------------------------------------------------------------------------------------------------------
Denmark
- ---------------------------------------------------------------------------------------------------------------------------
Spain
- ---------------------------------------------------------------------------------------------------------------------------
Finland
- ---------------------------------------------------------------------------------------------------------------------------
United Kingdom
- ---------------------------------------------------------------------------------------------------------------------------
Georgia
- ---------------------------------------------------------------------------------------------------------------------------
Hungary
- ---------------------------------------------------------------------------------------------------------------------------
Japan
- ---------------------------------------------------------------------------------------------------------------------------
Kenya
- ---------------------------------------------------------------------------------------------------------------------------
Kyrgyzstan
- ---------------------------------------------------------------------------------------------------------------------------
Democratic People's Republic of Korea
- ---------------------------------------------------------------------------------------------------------------------------
Republic of Korea
- ---------------------------------------------------------------------------------------------------------------------------
Kazakhstan
- ---------------------------------------------------------------------------------------------------------------------------
Sri Lanka
- ---------------------------------------------------------------------------------------------------------------------------
Lithuania
- ---------------------------------------------------------------------------------------------------------------------------
Luxembourg
- ---------------------------------------------------------------------------------------------------------------------------
Latvia
- ---------------------------------------------------------------------------------------------------------------------------
Republic of Moldova
- ---------------------------------------------------------------------------------------------------------------------------
Madagascar
- ---------------------------------------------------------------------------------------------------------------------------
Mongolia
- ---------------------------------------------------------------------------------------------------------------------------
Malawi
- ---------------------------------------------------------------------------------------------------------------------------
Netherlands

- ---------------------------------------------------------------------------------------------------------------------------
Norway
- ---------------------------------------------------------------------------------------------------------------------------
New Zealand
- ---------------------------------------------------------------------------------------------------------------------------
Poland
- ---------------------------------------------------------------------------------------------------------------------------
Portugal
- ---------------------------------------------------------------------------------------------------------------------------
Romania
- ---------------------------------------------------------------------------------------------------------------------------
Russian Federation
- ---------------------------------------------------------------------------------------------------------------------------
Sudan
- ---------------------------------------------------------------------------------------------------------------------------
Sweden
- ---------------------------------------------------------------------------------------------------------------------------
Slovenia
- ---------------------------------------------------------------------------------------------------------------------------
Slovakia
- ---------------------------------------------------------------------------------------------------------------------------
Tajikistan
- ---------------------------------------------------------------------------------------------------------------------------
Trinidad
- ---------------------------------------------------------------------------------------------------------------------------
Ukraine
- ---------------------------------------------------------------------------------------------------------------------------
Uzbekistan
- ---------------------------------------------------------------------------------------------------------------------------
Viet Nam
- ---------------------------------------------------------------------------------------------------------------------------
ARIPO PATENT: Kenya, Malawi, Sudan and Swaziland.
- -------------------------------------------------------------------------------------------------------------------
EUROPEAN PATENT: Austria, Belgium, Switzerland/Liechtenstein, Germany, Denmark,
Spain, France, United Kingdom, Greece, Ireland, Italy, Luxembourg, Monaco,
Netherlands, Portugal and Sweden.
- -------------------------------------------------------------------------------------------------------------------
OAPI PATENT: Burkina Faso, Benin, Central African Republic, Congo, Cote
d'Ivoire, Cameroon, Gabon, Guinea, Mali, Mauritania, Niger, Senegal, Chad and
Togo.
===================================================================================================================

                                APPENDIX B, CONT.

                     FOREIGN PATENTS AND PATENT APPLICATIONS
                    RELATED TO CATIONIC LIPID SUBJECT MATTER



===============================================================================================================================
           COUNTRY                 SERIAL NO.                       PATENT NO.                    TERMINATION DATE
- -------------------------------------------------------------------------------------------------------------------------------
             PCT                 PCT/US92/07290
- -------------------------------------------------------------------------------------------------------------------------------
            France               EP 92 920321.4
- -------------------------------------------------------------------------------------------------------------------------------
           Germany               EP 92 920321.4
- -------------------------------------------------------------------------------------------------------------------------------
            Italy                EP 92 920321.4
- -------------------------------------------------------------------------------------------------------------------------------
           Belgium               EP 92 920321.4
- -------------------------------------------------------------------------------------------------------------------------------
          Luxembourg             EP 92 920321.4
- -------------------------------------------------------------------------------------------------------------------------------
         Netherlands             EP 92 920321.4
- -------------------------------------------------------------------------------------------------------------------------------
        United Kingdom           EP 92 920321.4
- -------------------------------------------------------------------------------------------------------------------------------
           Denmark               EP 92 920321.4
- -------------------------------------------------------------------------------------------------------------------------------
            Greece               EP 92 920321.4
- -------------------------------------------------------------------------------------------------------------------------------
            Spain                EP 92 920321.4
- -------------------------------------------------------------------------------------------------------------------------------
           Austria               EP 92 920321.4
- -------------------------------------------------------------------------------------------------------------------------------
            Sweden               EP 92 920321.4
- -------------------------------------------------------------------------------------------------------------------------------
         Switzerland/            EP 92 920321.4
        Liechtenstein
- -------------------------------------------------------------------------------------------------------------------------------
            Monaco               EP 92 920321.4
===============================================================================================================================

                                   APPENDIX C

         Third-party observations regarding prior art have been filed with the European Patent Office in connection with European Patent Application No. EP 92 920321.4 relating to the LICENSED CATIONIC LIPID SUBJECT MATTER.

                                   APPENDIX D

employee benefit plan, policy, program, practice, contract or arrangement currently (or previously) maintained or contributed to by any ERISA Affiliate.

                  (j) Payments Resulting From Transactions. Except as set forth in Schedule 2.13 to the Company Disclosure Memorandum, the consummation of any transaction contemplated by this Agreement will not result in any (i) payment (whether of severance pay or otherwise) becoming due from the Company to any officer, employee, former employee or director thereof or to the trustee under any "rabbi trust" or similar arrangement; (ii) benefit under any Employee Benefit Plan of the Company being established or becoming accelerated, vested or payable; or (iii) payment or series of payments by the Company, directly or indirectly, to any person that would constitute a "parachute payment" within the meaning of Section 280G of the Code.

2.14 PATENTS, TRADEMARKS, ETC.

         Set forth on Schedule 2.14 to the Company Disclosure Memorandum is a true and complete list of all patents, trademarks, service marks, trade names, brand names, and registered copyrights, and any applications for any of the foregoing (collectively, the "Company Intellectual Property") of any kind used now or within the two (2) year period immediately preceding the date of this Agreement in the business of the Company. Such Schedule 2.14 contains a complete and accurate list of all licenses or agreements that in any way affect the rights of the Company to any of the Company Intellectual Property or any trade secret material to the Company (the "Company Intellectual Property Licenses"). No claim with respect to the Company Intellectual Property, any trade secret material to the Company, or any Company Intellectual Property License is currently pending or, to the best knowledge of the Company, overtly threatened by any Person, nor does the Company know of any valid grounds for any bona fide claim, except as set forth on such Schedule 2.14, (a) to the effect that any Company operation, Company Intellectual Property, trade secret material to the Company, or Company Intellectual Property License infringes or misappropriates any copyright, patent, trademark, service mark or trade secret; (b) to the effect that any other Person infringes on the Company Intellectual Property or misappropriates any trade secret material to the Company; (c) challenging the ownership, validity or effectiveness of any of the Company Intellectual Property or trade secret material to the Company; or (d) challenging the Company's license under, or other legally enforceable right under, any Company Intellectual Property License. The consummation of the transactions contemplated hereby will not alter or impair the Company's rights to any of the Company Intellectual Property, any trade secret material to the Company or under any Company Intellectual Property License. With respect to any Company Intellectual Property or trade secret material to the Company, the Company owns or has the right to use such Company Intellectual Property or trade secret in its business. Except as set forth on such Schedule 2.14 in respect of the Company Intellectual Property Licenses or otherwise, and except where the failure to so own or be licensed would not have a Material Adverse Effect upon the Company, the Company is the sole and exclusive owner or the exclusive licensee pursuant to the Company Intellectual Property Licenses of the Company Intellectual Property.

         Except as set forth on such Schedule 2.14, each of the Company Intellectual Property Licenses is valid, binding and enforceable in accordance with its terms against the parties thereto; the Company has performed all obligations imposed upon it under each of the Company Intellectual Property Licenses; and neither the Company nor any other party thereto is in default thereunder, nor, to the Company's best knowledge, is there any event that with notice or lapse of time, or both, would constitute a default thereunder. Except as set forth on such Schedule 2.14, the Company has not received notice that any party to any of the Company Intellectual Property Licenses intends to cancel, terminate or refuse to renew the same or to exercise or decline to exercise any option or other right thereunder. Except as set forth on such Schedule 2.14, no licenses, sublicenses, covenants or agreements have been granted or entered into by the Company in respect of any of the Company Intellectual Property or any trade secret material to the Company except the Company Intellectual Property Licenses. No director, officer, Stockholder or employee of the Company owns, directly or indirectly, in whole or in part, any of the Company Intellectual Property or any trade secret material to the Company. To the Company's best knowledge, none of the Company's officers, employees, consultants, distributors, agents, representatives or advisors have entered into any agreement relating to the Company's business regarding know-how, trade secrets, assignment of rights in inventions, or prohibition or restriction of competition or solicitation of customers, or any other similar restrictive agreement or covenant, whether written or oral, with any Person other than the Company.

         Except as set forth on such Schedule 2.14, to the Company's best knowledge, no Person has asserted any claim of infringement or other interference with third-party rights with respect to the Company Intellectual Property or any trade secret material to the Company. Except as set forth on such Schedule 2.14, (a) during the two (2) year period immediately preceding the date of this Agreement, the Company has not disclosed other than in the ordinary course consistent with past practice any proprietary information relating to the Company Intellectual Property, any trade secret material to the Company or the Company Intellectual Property Licenses to any person other than to Targeted or Acquisition; (b) the Company has at all times maintained reasonable procedures to protect and have enforced all trade secrets of the Company; (c) the Company has disclosed trade secrets to other Persons solely as required for the conduct of the Company's business and solely under nondisclosure agreements that are enforceable by the Company and, upon the Closing, will be enforceable by Acquisition or Targeted in accordance with their terms; and (d) the Company is not under any contractual or other obligation to disclose any proprietary information relating to the Company Intellectual Property, any trade secret material to the Company or the Company Intellectual Property Licenses except pursuant to the nondisclosure agreements listed on such Schedule 2.14, nor, to the best knowledge of the Company, is any other party to the Company Intellectual Property Licenses under any such obligation to disclose proprietary information included in or relating to Company Intellectual Property, any trade secret material to the Company or the Company Intellectual Property Licenses to any person or entity, and no event has taken place, including the execution of this Agreement or any related change in the Company's business activities, that would give rise to such obligation.

2.15 CORPORATE BOOKS AND RECORDS

         The Company has furnished to Targeted or its representatives for their examination true and complete copies of (a) the Certificate of Incorporation and Bylaws of the Company as currently in effect, including all amendments thereto,
(b) the minute books of the Company, and (c) the stock transfer books of the Company. Such minutes reflect all meetings of the Company's Stockholders, Board of Directors and any committees thereof since the Company's inception, and such minutes accurately reflect in all material respects the events of and actions taken at such meetings. Such stock transfer books accurately reflect all issuances and transfers of shares of capital stock of the Company since its inception.

2.16 LICENSES, PERMITS, AUTHORIZATIONS, ETC.

         Except as identified in Schedules 2.1 and 2.5 to the Company Disclosure Memorandum and except where the failure to have any of the following would not result in a Material Adverse Effect, the Company has received all governmental approvals, authorizations, consents, licenses, orders, registrations and permits of all agencies, whether federal, state, local or foreign that are currently required in order for the Company to conduct its business as it is currently conducted. The Company has not received any notifications of any asserted present failure by it to have obtained any such governmental approval, authorization, consent, license, order, registration or permit, or past and unremedied failure to obtain such items.

2.17 COMPLIANCE WITH LAWS

         Except as described on Schedule 2.17 to the Company Disclosure Memorandum and except where the failure to have any of the following would not result in a Material Adverse Effect, the Company has at all times complied, and is in compliance, with all federal, state, local and foreign laws, rules, regulations, ordinances, decrees and orders applicable to it, to its employees, or to the Company

                                  SCHEDULE 2.11

                          CLAIMS AND LEGAL PROCEEDINGS



         No pending litigation.

         Third-party observations regarding prior art have been filed with the European Patent Office in connection with the DC-Cholesterol licensed from The University of Tennessee Research Corporation, as identified in the attached correspondence. Similarly, an opposition has been filed in response to the granting of a patent by the Australian patent office for this technology.

         See Schedule 2.10, Contracts, item 1 under the heading "Scientific Collaboration Agreements" for information regarding the Theragen, Inc. release.

                                  SCHEDULE 2.14

                            PATENTS, TRADEMARKS, ETC.

==================================================================================================================================
       PATENT NO.
       ISSUE DATE                      INVENTOR
       EXPIRATION                        TITLE                                    LAW FIRM
          DATE                  APPLICATION SERIAL NO.                            CONTACT                  DESCRIPTION &
        ASSIGNEE                      FILING DATE            COUNTRY             DOCKET NO.                   STATUS
==================================================================================================================================
[*]                      [*]                                   [*]        [*]                  [*]
- ----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                   [*]        [*]                  [*]
- ----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                   [*]        [*]                  [*]
- ----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                   [*]        [*]                  [*]
- ----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                   [*]        [*]                  [*]
- ----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                   [*]        [*]                  [*]
- ----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                   [*]        [*]                  [*]
- ----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                   [*]        [*]                  [*]
- ----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                   [*]        [*]                  [*]
- ----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                   [*]        [*]                  [*]
- ----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                   [*]        [*]                  [*]
- ----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                   [*]        [*]                  [*]
- ----------------------------------------------------------------------------------------------------------------------------------
Pat No.:  5,417,978      Inventor(s):  Ana Tari, Gabriel      U.S.A.      Law Firm:            Description:  Lipid delivered
                         Lopez-Berestein and Albert                       Arnold, White &      antisense for CML
Issue Date:  5/23/95     Deisseroth                                       Durkee
                                                                                               Status:  Issued.  PCT filed 7/29/94
Expiration Date:         Title:  Liposomal Antisense                      Contact:
                         Methyl Phosphonate                               Ken Goodman
Assignee:                Oligonucleotides & Methods for
Board of Regents,        their Preparation & Use                          Docket No:
The University of                                                         UTFC: 346/GOO
Texas System             Serial No:  08/099,229

                         Filing Date:  07/29/93
- ----------------------------------------------------------------------------------------------------------------------------------
Pat No.:                 Inventor(s):  Ana Tari, Gabriel       PCT        Law Firm:            Description:  Lipid delivered
                         Lopez-Berestein and Albert                       Arnold, White &      antisense for CML
Issue Date:              Deisseroth                                       Durkee
                                                                                               Status:  Nationalized into
Expiration Date:         Title:  Liposomal Antisense                      Contact:             Australia, Canada, European
                         Methyl Phosphonate                               Ken Goodman          Patent Office and Japan.
Assignee:                Oligonucleotides & Methods for
Board of Regents,        their Preparation & Use                          Docket No:
The University of                                                         UTFC 346/GOO
Texas System             Serial No:  PCT/US94/08568

                         Filing Date:  07/29/94
- ----------------------------------------------------------------------------------------------------------------------------------

- --------
    * Confidential Treatment Requested

==================================================================================================================================
       PATENT NO.
       ISSUE DATE                      INVENTOR
       EXPIRATION                        TITLE                                    LAW FIRM
          DATE                  APPLICATION SERIAL NO.                            CONTACT                  DESCRIPTION &
        ASSIGNEE                      FILING DATE            COUNTRY             DOCKET NO.                   STATUS
==================================================================================================================================
Pat No.:                 Inventor(s):  Ana Tari, Gabriel    Australia     Law Firm:            Description:  Lipid delivered
                         Lopez-Berestein and Albert                       Arnold, White &      antisense for CML
Issue Date:              Deisseroth                                       Durkee
                                                                                               Status:  Pending.
Expiration Date:         Title:  Liposomal Antisense                      Contact:
                         Methyl Phosphonate                               Ken Goodman
Assignee:                Oligonucleotides & Methods for
Board of Regents,        their Preparation & Use                          Docket No:
The University of                                                         UTFC: 346-AU
Texas System             Serial No:  74079/94

                         Filing Date:  02/02/96
- ----------------------------------------------------------------------------------------------------------------------------------
Pat No.:                 Inventor(s):  Ana Tari, Gabriel      Canada      Law Firm:            Description:  Lipid delivered
                         Lopez-Berestein and Albert                       Arnold, White &      antisense for CML
Issue Date:              Deisseroth                                       Durkee
                                                                                               Status:  Pending.
Expiration Date:         Title:  Liposomal Antisense                      Contact:
                         Methyl Phosphonate                               Ken Goodman
Assignee:                Oligonucleotides & Methods for
Board of Regents,        their Preparation & Use                          Docket No:
The University of                                                         UTFC: 346-CA
Texas System             Serial No:  2168243

                         Filing Date:  01/26/96
- ----------------------------------------------------------------------------------------------------------------------------------
Pat No.:                 Inventor(s):  Ana Tari, Gabriel     European     Law Firm:            Description:  Lipid delivered
                         Lopez-Berestein and Albert           Patent      Arnold, White &      antisense for CML
Issue Date:              Deisseroth                           Office      Durkee
                                                                                               Status:  Pending.
Expiration Date:         Title:  Liposomal Antisense                      Contact:
                         Methyl Phosphonate                               Ken Goodman
Assignee:                Oligonucleotides & Methods for
Board of Regents,        their Preparation & Use                          Docket No:
The University of                                                         UTFC: 346E-
Texas System             Serial No:  94924066.7

                         Filing Date:  02/28/96
- ----------------------------------------------------------------------------------------------------------------------------------
Pat No.:                 Inventor(s):  Ana Tari, Gabriel      Japan       Law Firm:            Description:  Lipid delivered
                         Lopez-Berestein and Albert                       Arnold, White &      antisense for CML
Issue Date:              Deisseroth                                       Durkee
                                                                                               Status:  Pending.
Expiration Date:         Title:  Liposomal Antisense                      Contact:
                         Methyl Phosphonate                               Ken Goodman
Assignee:                Oligonucleotides & Methods for
Board of Regents,        their Preparation & Use                          Docket No:
The University of                                                         UTFC: 346-JP
Texas System             Serial No:  505991/95

                         Filing Date:  01/29/96
- ----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
       PATENT NO.
       ISSUE DATE                      INVENTOR
       EXPIRATION                        TITLE                                    LAW FIRM
          DATE                  APPLICATION SERIAL NO.                            CONTACT                  DESCRIPTION &
        ASSIGNEE                      FILING DATE            COUNTRY             DOCKET NO.                   STATUS
==================================================================================================================================
[*]                      [*]                                   [*]        [*]                  [*]
- ----------------------------------------------------------------------------------------------------------------------------------
Pat No.:                 Inventor(s):  Mien-Chie Hung, Di-     PCT        Law Firm:            Description:  E1A as a tumor
                         Hua Yu Angabin Matin & Jujiao                    Arnold, White &      suppressor (for HER-2/neu)
Issue Date:              Joe Zhang                                        Durkee
                                                                                               Status:  Nationalized into
Expiration Date:         Title:  Methods & Compositions                   Contact:             Australia, Canada, Europe and
                         for the Suppression of Neu                       Mark Wilson          Japan.
Assignee:                Mediated Transformation
Board of Regents,                                                         Docket No:
The University of        Serial No:  PCT/US91/09100                       UTFC: 256PCT
Texas System
                         Filing Date:  12/4/91
- ----------------------------------------------------------------------------------------------------------------------------------
Pat No.:                 Inventor(s):  Mien-Chie Hung, Di-  Australia     Law Firm:            Description:  E1A as a tumor
                         Hua Yu Angabin Matin & Jujiao                    Arnold, White &      suppressor (for HER-2/neu)
Issue Date:  11/15/94    Joe Zhang                                        Durkee
                                                                                               Status:  Patent issued 11/15/94
Expiration Date:         Title:  Methods & Compositions                   Contact:
2/04/07                  for the Suppression of Neu                       Mark Wilson
                         Mediated Transformation
Assignee:                                                                 Docket No:
Board of Regents,        Serial No:  91469/91                             UTFC: 256AU
The University of
Texas System             Filing Date:  05/18/93
- ----------------------------------------------------------------------------------------------------------------------------------
Pat No.:                 Inventor(s):  Mien-Chie Hung, Di-    Canada      Law Firm:            Description:  E1A as a tumor
                         Hua Yu Angabin Matin & Jujiao                    Arnold, White &      suppressor (for HER-2/neu)
Issue Date:              Joe Zhang                                        Durkee
                                                                                               Status:  Pending.  Requested
Expiration Date:         Title:  Methods & Compositions                   Contact:             Examination.
                         for the Suppression of Neu                       Mark Wilson
Assignee:                Mediated Transformation
Board of Regents,                                                         Docket No:
The University of        Serial No:  2,096,723                            UTFC: 346-CA
Texas System
                         Filing Date:  01/26/96
- ----------------------------------------------------------------------------------------------------------------------------------
Pat No:                  Inventor(s):  Mien-Chie Hung, Di-    Europe      Law Firm:            Description:  E1A as a tumor
                         Hua Yu Angabin Matin & Jujiao                    Arnold, White &      suppressor (for HER-2/neu)
Issue Date:              Joe Zhang                                        Durkee
                                                                                               Status:  Claims allowed by EPO,
Expiration Date:         Title:  Methods & Compositions                   Contact:             formalizing patent in individual
                         for the Suppression of Neu                       Mark Wilson          European countries.
Assignee:                Mediated Transformation
Board of Regents,
The University of        Serial No:  92,902,782.9                         Docket No:
                         Filing Date:  07/01/93                           UTFC: 256EP
- ----------------------------------------------------------------------------------------------------------------------------------

- --------
    * Confidential Treatment Requested

==================================================================================================================================
       PATENT NO.
       ISSUE DATE                      INVENTOR
       EXPIRATION                        TITLE                                    LAW FIRM
          DATE                  APPLICATION SERIAL NO.                            CONTACT                  DESCRIPTION &
        ASSIGNEE                      FILING DATE            COUNTRY             DOCKET NO.                   STATUS
==================================================================================================================================
Texas System             Filing Date: 07/01/93
- -----------------------------------------------------------------------------------------------------------------------------------
Pat No.:                 Inventor(s):  Mien-Chie Hung,          Japan     Law Firm:             Description:  E1A as a tumor
                         Di-Hua Yu Angabin Matin &                        Arnold, White &       suppressor (for HER-2/neu)
Issue Date:              Jujiao Joe Zhang                                 Durkee
                                                                                                Statuts:  Pending
Expiration Date:         Title:  Methods & Compositions                   Contact:
                         for the Suppression of Neu                       Mark Wilson
Assignee:                Mediated Transformation
Board of Regents,                                                         Docket No.:
The University of        Serial No.:  04-502955                           UTFC: 256JP
Texas System
                         Filing Date:  06/4/93
- -----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                     [*]      [*]                   [*]
- -----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                     [*]      [*]                   [*]
- -----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                     [*]      [*]                   [*]
- -----------------------------------------------------------------------------------------------------------------------------------
Pat No.:                 Inventor(s):  Mien-Chie Hung, Di-       PCT      Law Firm:             Description:  Use of E1A and
                         Hua Yu Angabin Matin & Jujiao                    Arnold, White &       SV40 Large T antigen for the
Issue Date:              Joe Zhang                                        Durkee                repression of Neu

Expiration Date:         Title:  Methods & Compositions                   Contact:              Status:  Pending.  Corresponds to
                         for the Suppression of Neu                       Mark Wilson           U.S. Serial Nos.: 08/162,406 and
Assignee:                Mediated Transformation                                                08/276,359
Board of Regents,                                                         Docket No:
The University of        Serial No:  PCT/US94/13868                       UTFC:  416P-
Texas System
                         Filing Date:  12/2/94
- -----------------------------------------------------------------------------------------------------------------------------------
Pat No.:  5,283,185      Inventor(s):  Richard Epand,            USA      Law Firm:             Description:  Lipid Gene Delivery
                         Remo Bottega & Leaf Huang                        Weiser & Associates   System (1st Generation)
Issue Date:  02/1/94
                         Title:  Method for Delivering                    Contact:              Status:  Patent Issued 02/01/94
Expiration Date:         Nucleic Acids into Cells                         Gerard Weiser

Assignee:  University    Serial No:  07/751,873                           Docket No:
of Tennessee                                                              372.5830P
Research Corp &          Filing Date:  08/28/91
McMaster University

- -----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                     [*]      [*]                   [*]
- -----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                     [*]      [*]                   [*]
- -----------------------------------------------------------------------------------------------------------------------------------
Pat No:                  Inventor(s):  Richard Epand,            PCT      Law Firm:             Description:  Lipid Gene Delivery
Issue Date:              Remo Bottega & Leaf Huang                        Weiser & Associates   System (1st Generation)
- -----------------------------------------------------------------------------------------------------------------------------------

- --------
    * Confidential Treatment Requested

==================================================================================================================================
       PATENT NO.
       ISSUE DATE                      INVENTOR
       EXPIRATION                        TITLE                                    LAW FIRM
          DATE                  APPLICATION SERIAL NO.                            CONTACT                  DESCRIPTION &
        ASSIGNEE                      FILING DATE            COUNTRY             DOCKET NO.                   STATUS
==================================================================================================================================
                         Title:  Method for Delivering                    Contact:              Status: Nationalized into the
Expiration Date:         Nucleic Acids into Cells                         Gerard Weiser         EPO, Japan, Korea, Canada &
                                                                                                Australia
Assignee:  University    Serial No:  PCT/US92/07290                       Docket No:
of Tennessee                                                              372.5849PCT
Research Corp &          Filing Date: 08/28/92
McMaster University
- -----------------------------------------------------------------------------------------------------------------------------------
Pat No.:                 Inventor(s):  Richard Epand,           Japan     Law Firm:             Description:  Lipid Gene Delivery
                         Remo Bottega & Leaf Huang                        Weiser & Associates   System (1st Generation)
Issue Date:
                         Title:  Method for Delivering                    Contact:              Status:  Pending.  Request for
Expiration Date:         Nucleic Acids into Cells                         Gerard Weiser         examination due August 28, 1998.

Assignee:  University    Serial No:  5-505302                             Docket No:
of Tennessee                                                              372.5979R
Research Corp &          Filing Date:  02/24/94
McMaster University

- -----------------------------------------------------------------------------------------------------------------------------------
Pat No.:                 Inventor(s):  Richard Epand,           Korea     Law Firm:             Description:  Lipid Gene Delivery
                         Remo Bottega & Leaf Huang                        Weiser & Associates   System (1st Generation)
Issue Date:
                         Title:  Method for Delivering                    Contact:              Status:  Pending.  Request for
Expiration Date:         Nucleic Acids into Cells                         Gerard Weiser         examination due August 28, 1998.

Assignee:  University    Serial No:  94/700692                            Docket No:
of Tennessee                                                              372.5980R
Research Corp &          Filing Date:  02/28/94
McMaster University

- -----------------------------------------------------------------------------------------------------------------------------------
Pat No.:                 Inventor(s):  Richard Epand,           Canada    Law Firm:             Description:  Lipid Gene Delivery
                         Remo Bottega & Leaf Huang                        Weiser & Associates   System (1st Generation)
Issue Date:
                         Title:  Method for Delivering                    Contact:              Status:  Pending.  Request for
Expiration Date:         Nucleic Acids into Cells                         Gerard Weiser         examination due August 28, 1999.

Assignee:  University    Serial No:  2,116,676                            Docket No:
of Tennessee                                                              372.5983R
Research Corp &          Filing Date:  02/28/94
McMaster University

- ----------------------------------------------------------------------------------------------------------------------------------
Pat No.:                 Inventor(s):  Richard Epand,         Australia   Law Firm:             Description:  Lipid Gene Delivery
                         Remo Bottega & Leaf Huang                        Weiser & Associates   System (1st Generation)
Issue Date:
                         Title:  Method for Delivering                    Contact:              Status:  Pending.  Request for
Expiration Date:         Nucleic Acids into Cells                         Gerard Weiser         examination was filed on October
                                                                                                19, 1994.
Assignee:  University    Serial No:  26565/92                             Docket No:
- ----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
       PATENT NO.
       ISSUE DATE                      INVENTOR
       EXPIRATION                        TITLE                                    LAW FIRM
          DATE                  APPLICATION SERIAL NO.                            CONTACT                  DESCRIPTION &
        ASSIGNEE                      FILING DATE            COUNTRY             DOCKET NO.                   STATUS
==================================================================================================================================
of Tennessee                                                              372.5992R
Research Corp &
McMaster University
                         Filing Date:  10/19/94

- ----------------------------------------------------------------------------------------------------------------------------------
Pat No.:                 Inventor(s):  Richard Epand,           Europe    Law Firm:             Description:  Lipid Gene Delivery
                         Remo Bottega & Leaf Huang                        Weiser & Associates   System (1st Generation)
Issue Date:
                         Title:  Method for Delivering                    Contact:              Status:  Pending.  Designating 14
Expiration Date:         Nucleic Acids into Cells                         Gerard Weiser         countries:  Austria, Belgium,
                                                                                                Switzerland & Liechtenstein,
Assignee:  University    Serial No:  92 920321.4                          Docket No:            Germany, Denmark, Spain,
of Tennessee                                                              372.5993R             France, United Kingdom, Greece,
Research Corp &          Filing Date:                                                           Italy, Luxembourg, Monaco,
McMaster University                                                                             Netherlands & Sweden

- ----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                     [*]      [*]                   [*]
- ----------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                                     [*]      [*]                   [*]
- ----------------------------------------------------------------------------------------------------------------------------------



- --------
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                                      -7-

         See "Licensing and Related Agreements," "Manufacturing and Regulatory Consultant Agreements" and "Scientific Collaboration Agreements" as set forth in
Schedule 2.10, Contracts above, for information regarding Intellectual Property Licenses and a listing of same.

         See Schedule 2.11, Claims and Legal Proceedings above, for correspondence regarding third party observations and oppositions to certain technology licensed from the University of Tennessee Research Corporation.

         No representation is made as to exclusivity of the rights above except to the extent such exclusivity is expressly set forth in the contract or agreement setting forth the Company's rights as to Company Intellectual Property and Company Intellectual Property Licenses.

         The University of Texas System, the University of Tennessee Research Corporation and McMaster University, stockholders of the Company, are owners and licensors of certain of the Company Intellectual Property as reflected in the foregoing table.

                                   APPENDIX E

            [University of Tennessee Research Corporation Letterhead]


                                  May 22, 1996



Dr. Martin H. Lindenberg, M.D.
President & CEO
RGene Therapeutics, Inc.
2170 Buckthorne Place, Suite 170
The Woodlands, Texas  77380

Dr. Alain Munoz
Vice President, Research Development - Licensing
Laboratoires Fournier S.C.A.
50, Rue de Dijon
F-21121 Daix, France


         RE:      FIRST AMENDED AND RESTATED LICENSE
                  AGREEMENT ("AGREEMENT"), EFFECTIVE DECEMBER 8, 1995 BY AND BETWEEN THE UNIVERSITY OF TENNESSEE
                  RESEARCH CORPORATION ("UTRC") AND RGENE
                  THERAPEUTICS, INC. ("RGENE")

Dear Drs. Lindenberg and Munoz:

         This Consent to Sublicense and Successor Letter Agreement is written at your request in connection with the contemplated agreement between RGene Therapeutics, Inc. and Laboratoires Fournier S.C.A. ("FOURNIER").

         Under Article 2.5 of the AGREEMENT, RGENE must obtain UTRC's prior written approval prior to entering into any sublicense agreement. UTRC hereby consents to RGENE entering into the contemplated agreement with FOURNIER which includes sublicensing to FOURNIER certain of RGENE's rights licensed from UTRC.

Dr. Martin Lindenberg
Dr. Alain Fournier
Page 2



         UTRC hereby agrees that in the event that LICENSEE enters into a written and fully executed sublicense agreement with FOURNIER pursuant to
Article 2.5 of the AGREEMENT, and, subsequent thereto which such sublicense agreement is in effect, the AGREEMENT with RGENE is terminated, FOURNIER shall, at its sole option exercisable by written notice to UTRC within sixty (60) days after termination of the AGREEMENT, have the right to succeed to all of RGENE's rights and responsibilities under the AGREEMENT as set forth hereinbelow, provided that:

- -        as of the date of termination of the AGREEMENT FOURNIER is not in default of its obligations under its sublicense agreement with RGENE;

- -        FOURNIER shall not assume any liabilities of RGENE to UTRC or succeed to any claims or right of action of RGENE against UTRC accruing prior to, or as a result of, said termination of the AGREEMENT; and

- -        UTRC shall not assume any liabilities or responsibilities of RGENE to
         FOURNIER under the sublicense agreement.

         Under the conditions set out herein, UTRC hereby agrees to grant a license to FOURNIER under European Patent Application No. EP 92920321.4 to allow FOURNIER to practice under such patent application for the purpose of manufacturing, using, and selling LICENSED E1A PRODUCT in the LICENSED TERRITORY in the LICENSED FIELD (as those terms are defined in the above-mentioned sublicense agreement between FOURNIER and RGENE). UTRC confirms that: (1) the AGREEMENT WITH LICENSEE is in full force and effect as of the date hereinabove; and (ii) it has no actual knowledge of present facts or circumstances, including the contemplated merger with Targeted Genetics Corporation and its wholly-owned subsidiary, which with the passage of time or otherwise, would cause the termination of the AGREEMENT.

         UTRC has been advised in writing by Aronex Pharmaceuticals, Inc. that Aronex has no outstanding contract issues with respect to the RGene and UTRC agreement as referenced in Section 5.18 of Article V (page 52) of the AGREEMENT AND PLAN OF MERGER AMONG TARGETED GENETICS CORP., TGC ACQUISITION CORPORATION AND RGENE THERAPEUTICS, INC. dated as of April 16, 1996. Conversely, the UTRC has no outstanding contract issues that would necessitate modification of UTRC's existing license agreement with Aronex

Dr. Martin Lindenberg
Dr. Alain Fournier
Page 3


Pharmaceuticals, Inc. (formerly Argus Pharmaceuticals, Inc.); provided however, that nothing in this Consent to Sublicense and Successor Letter Agreement shall be construed as a restriction on UTRC's freedom to modify at any point in the future its agreement with Aronex or any other agreement to which UTRC is a party.

         This Consent to Sublicense and Successor Letter Agreement shall take the place of all previous letters to you on this subject, which are hereby withdrawn. If this Consent to Sublicense and Successor Letter Agreement is acceptable to you, please sign the three (3) originals in the space provided below and return two (2) of such originals to me at the following address:

         Ann J. Roberson
         President
         The University of Tennessee Research Corporation
         415 Communications Building
         Knoxville, Tennessee  37996-0344

                                     Sincerely,


                                     /s/ Ann J. Roberson

                                     Ann J. Roberson
                                     President


                                     ACCEPTED ON BEHALF OF RGENE
                                     THERAPEUTICS, INC.

                                     By: _____________________________
                                             Dr. Martin Lindenberg
                                             President and CEO

                                     Date: ___________________________

Dr. Martin Lindenberg
Dr. Alain Fournier
Page 4



                                     ACCEPTED ON BEHALF OF
                                     LABORATOIRES FOURNIER S.C.A.

                                     By: _____________________________
                                            Dr. Alain Munoz
                                            Vice President, Research Development
                                             - Licensing

                                     Date: ___________________________

                                   APPENDIX E

           [University of Texas MD Anderson Cancer Center Letterhead]

                           SUCCESSOR LETTER AGREEMENT

                                  May 23, 1996



Dr. Alain Munoz
Vice President, Research Development - Licensing
Laboratoires Fournier S.C.A.
50, Rue de Dijon
F-21121 Daix, France

         RE:      PATENT AND TECHNOLOGY LICENSE AGREEMENT
                  ("AGREEMENT"), EFFECTIVE MARCH 1, 1994 BY AND BETWEEN THE BOARD OF REGENTS ("BOARD") OF THE UNIVERSITY OF
                  TEXAS SYSTEM ("SYSTEM"), THE UNIVERSITY OF
                  TEXAS M.D. ANDERSON CANCER CENTER ("MDA"), AND
                  RGENE THERAPEUTICS, INC. ("LICENSEE")

Dear Mr. Munoz:

         This Successor Letter Agreement is written at your request, in connection with the contemplated agreement between RGene Therapeutics, Inc. and Laboratoires Fournier S.C.A. ("FOURNIER").

         BOARD, SYSTEM and MDA hereby agree that in the event that LICENSEE enters into a written and fully executed sublicense agreement with FOURNIER pursuant to Article 4.3 of the AGREEMENT, and, subsequent thereto while such sublicense agreement is in effect, the AGREEMENT with LICENSEE is terminated, FOURNIER shall, at its sole option, have the right to succeed to all of LICENSEE's rights and responsibilities under the AGREEMENT as set forth hereinbelow, provided, however, that FOURNIER shall not assume any liabilities of LICENSEE to BOARD, SYSTEM, or MDA accruing prior to, or as a result of, said termination of the AGREEMENT.

Fournier - Successor Letter Agreement
May 23, 1996
Page 2



         Under the conditions set out herein, BOARD, SYSTEM, and MDA hereby agree to grant a license to FOURNIER under European Patent Application No. EP 92- 90-2782.9 to allow FOURNIER to practice under such patent application for the purpose of manufacturing, using, and selling LICENSED E1A PRODUCT in the LICENSED TERRITORY in the LICENSED FIELD (as those terms are defined in the above-mentioned sublicense agreement between FOURNIER and RGENE). BOARD, SYSTEM, and MDA confirm that: (i) the AGREEMENT with LICENSEE is in full force and effect as of the date hereinabove; and (ii) they know of no present facts or circumstances, including the contemplated merger with Targeted Genetics Corporation and its wholly-owned subsidiary, which, with the passage of time or otherwise, would cause the termination of the AGREEMENT.

         If this Successor Letter Agreement is acceptable to you, please sign the three (3) originals in the space provided below and return two (2) of such originals to me at the following address:

         William J. Doly
         Director, Technology Development
         1020 Holcombe, Suite 1495
         Houston, Texas  77950

                                             Very truly yours,


                                             William J. Doly
                                             Director, Technology Development

         IN WITNESS WHEREOF, parties hereto have caused their duly authorized representatives to execute this AGREEMENT.

THE UNIVERSITY OF TEXAS                    BOARD OF REGENTS OF THE
M.D. ANDERSON CANCER CENTER                UNIVERSITY OF TEXAS SYSTEM

By  /s/ David J. Bachrach                  By  /s/ R.D. Burok
    -----------------------------------       ----------------------------------
         David J. Bachrach                         R.D. Burok
         Executive Vice President                  Executive Vice Chancellor for
         for Administration and Finance            Business Affairs

Fournier - Successor Letter Agreement
May 23, 1996
Page 3





                                         APPROVED AS TO FORM:

                                         By  /s/ Dudley R. Dobie, Jr.
                                             -----------------------------------
                                                 Dudley R. Dobie, Jr.
                                                 Manager, Intellectual Property



LABORATOIRES FOURNIER S.C.A.

By _____________________________